Exhibit 10.27

AMENDED AND RESTATED LEASE

THIS AMENDED AND RESTATED LEASE is made and entered into as of the 1st day of April, 1997, by and between ERNEST KLATT and VIOLET M. KLATT, his wife (hereinafter referred to as “Landlord”) and MITEY MITE RACE TRACKS, INC., a Florida corporation (hereinafter referred to as “Tenant”).

WHEREAS, on May 23, 1978, Landlord entered into a Lease with Malibu Grand Prix Corporation, a California corporation (“Malibu”); and

WHEREAS, the Lease was amended by an Amendment to Lease dated as of May 23, 1978 and was further amended by Lease Amendment dated January 22, 1986 and a Third Amendment to Lease dated April 15, 1989; and

WHEREAS, the Tenant’s interest under the Lease was assigned from Malibu Grand Prix Corporation to Mitey Mite Race Tracks, Inc., a Florida corporation; and

WHEREAS, Landlord and Tenant are desirous of modifying the Lease, as from time to time amended, in certain respects and are executing and delivering this Amended and Restated Lease for the purpose of evidencing such modifications and consolidating their understanding with respect to the Lease into this one instrument;

NOW THEREFORE, in consideration of the mutual covenants and conditions herein contained and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereby amend and restate the Lease to read as follows:

1.                Demised Premises. Landlord hereby leases to Tenant, and Tenant hereby rents from Landlord, upon the terms, covenants and conditions hereinafter set forth, that certain real property in the City of Dania, Broward County, State of Florida, as more particularly described in Exhibit “A” annexed hereto and made a part hereof (hereinafter called the “Rented Property.”)

2.                Lease Term. Subject to the provisions of this Lease, the term of this Lease shall continue to December 31, 2008. Tenant shall have the right to extend the term of this Lease for two (2) additional periods of five (5) years each upon the terms and conditions set forth in Paragraph 41 hereof. The term “Lease Year” shall be defined as any calendar year or portion thereof during the term of this Lease or any renewal term or extension hereunder.

3.                Rent.

A.          Effective as of August 1, 1997, the Tenant shall pay to the Landlord for the Rented Property during the term of this Lease in lawful money of the United States the sum of Two Hundred Five Thousand Dollars ($205,000.00) for each Lease Year that this Lease is in effect, as and for a minimum annual rental, which said sum shall be payable in equal monthly installments of Seventeen Thousand Eighty-Three and 33/100 Dollars ($17,083.33) each, payable in advance and without notice, setoff or deduction, commencing the first day of the first full calendar month after execution of this Lease. Simultaneously with Tenant’s execution and delivery hereof to Landlord, Tenant has paid to Landlord the amount of Forty-Nine Thousand Twenty-Four and 97/100 Dollars ($49,024.97) This payment represents additional minimum rent payments due Landlord for the period August 1, 1997 through January 31, 1998 and rent for February, 1998. Tenant acknowledges that the percentage rent due and payable for the last six (6) months of calendar year 1997 shall be paid by Tenant pursuant to and in accordance with the Lease as it existed prior to this Amended and Restated Lease.

B.           The minimum annual rental provided to be paid in Subparagraph A. above is based upon the cost of living for the month of November, 1996, as reflected in the Consumer Price Index for All Items as determined by the United States Department of Labor, Bureau of Labor Statistics, based on all items for the year 1982-84, equaling 100. It is agreed by the parties hereto that the minimum annual rental shall be adjusted in the following manner for each Lease Year during the term hereof, or any term during any renewal period, after December 31, 1998, on the basis of the said Consumer Price Index, or, if there shall be no such Consumer Price Index, then by the successor of the most nearly comparable successor index thereto (appropriately adjusted to the November 1996 base);

(1)     The basic index figure for the purpose hereof shall be the aforesaid index figure for November 1996. If the corresponding index figure for November 1998 and for each November thereafter during the term of this Lease as from time to time extended, shall exceed the said basic index figure for November 1996, then the minimum annual rental for the next Lease Year commencing January 1, and similarly for each Lease Year thereafter shall be increased to an amount arrived at by multiplying the minimum annual rental then payable by a fraction, of which the numerator shall be the index figure for the month of November preceding such Lease Year, and the denominator shall be such minimum annual rental.

(2)     The increased minimum annual rental so obtained as provided in Subparagraph (1) above shall be payable by the Tenant to the Landlord in twelve monthly installments as nearly equal as may be, commencing with the first day of January in each such Lease Year to and including the first day of December in such Lease Year. Any provision hereof to the contrary notwithstanding, in no event shall the increase in minimum annual rental for any one Lease. Year over the prior Lease Year exceed 5.5%, unless the adjustment is made pursuant to subparagraph 3C. below. If the November index figure for the preceding year is not available in time to permit the rent increase to be determined prior to its effective date on January 1, then Tenant shall continue paying minimum annual rent based on the prior rear’s rate until the first day of the month following the month in which the prior year’s November index figure becomes available, at which time the minimum annual rental shall be adjusted retroactively to January 1 of the current year and shall pay the increased rent for the current month together with the difference between the aggregate minimum rent paid for the current year and the minimum annual rent that should have been paid since January 1 of the current year based on the adjust rent together with interest computed at the prime rate of Sun Bank, N.A. in effect at the time of payment.

(3)     Notwithstanding any possible provision to the contrary contained herein, it is agreed by the parties hereto that the minimum annual rental payable hereunder for any Lease Year during the term hereof shall never be less than the greater of the prior year’s minimum annual rental or $205,000.00.

C.   At Landlord’s option, Landlord may request that the annual rent be adjusted effective the beginning of each renewal term as provided under Paragraph 41, based upon a reappraisal of the Rented Property with the new rent being determined by the calculation of ten percent (10%) of the fair market value of the land only (not including any tenant improvements thereon) as determined by a MAI appraiser qualified and familiar with property located in Broward County, Florida. Upon notice by Landlord no later than ninety (90) days prior to the next succeeding renewal term, Landlord would be required to give Tenant written notice of its desire to reappraise the Rented Property. Upon Tenant’s receipt of said notice, Tenant would be required, at Tenant’s expense, to obtain an appraisal as set forth above and deliver said appraisal to Landlord not later than forty-five (45) days prior to commencement of the renewal term. If said appraisal is not satisfactory to the Landlord, the Landlord may, at Landlord’s option and expense, obtain a MAI appraisal from an appraiser qualified and familiar with property located in Broward County, Florida. If Landlord and Tenant are unable to agree as to either appraisal, then the two (2) appraisers would be requested to select a third independent appraiser whose appraisal would be binding upon Landlord and Tenant. The compensation for the third appraiser would be borne equally between Landlord and Tenant. However, said compensation for the third appraiser should be commercially reasonable and should not exceed 125% of the cost of the least expensive of the first two (2) appraisals.

D.   In addition to the rent to be paid hereunder, the Tenant shall pay to Landlord the sums required to be paid as Florida sales or use tax under the then applicable law and regulations then in effect during the term of this Lease.

E.   All payments, as aforesaid, shall be made and paid by the Tenant to the Landlord at Post Office Box 1477, Boynton Beach, Florida 33425, or at such other place in the United States of America as the Landlord may, from time to time, designate in writing, and such rental shall come due and be paid in each instance on the date which it may come due, without the necessity of demand. If no place be currently specified as the place at which the Landlord desires the rent to be paid, then it shall be paid at the last place at which the Landlord specified as the place for the Tenant to make the payment of the rent. All rents shall be payable in the current legal tender of the United States of America, as the same is then by law constituted. Any extension, indulgence, or waiver granted or permitted by the Landlord in the time, manner, or mode of payment of rent, upon any occasion, shall not be construed as a continuing extension or waiver, and shall not preclude Landlord from demanding strict compliance herewith thereafter. If Tenant sends rent to Landlord by mail, the envelope containing the check for the rent shall be postmarked no later than the due date for such rent.

F.   This Lease is an absolute net lease, the rent reserved herein shall be paid to Landlord without any claim on the part of Tenant for diminution, setoff or abatement and nothing shall suspend, abate or reduce any rent to be paid hereunder; and the Tenant hereby assumes and agrees to pay and perform all payments, expenses, duties and obligations with relation to the Rented Property, the improvements thereon and appurtenances thereto, and the use, maintenance and operation thereof, whether such duties and obligations would otherwise be construed to be those of Landlord or Tenant, so that no matter from what source arising, if anything shall be required to be done in, upon, or about the Rented Property, the improvements thereon or appurtenances thereto, the same shall be done and fulfilled at the sole expense and responsibility of the Tenant, without any expense, liability, or obligation whatsoever to or on the Landlord, except for such obligations as are expressly assumed by the Landlord herein.

4.      Use of Property.

A.   Tenant shall use the Rented Property for the purpose of a family amusement center, including, but not limited to, go-karts, video arcade, snack bar, redemption area and accessory amusement sales and attractions and for no other purpose without written consent of Landlord first being obtained.

B.   Tenant will not use or permit the use of the Rented Property or any part thereof for any unlawful purpose and will not do or permit any act or thing which would materially impair the value or usefulness of the Rented Property or any part thereof, or which would constitute a public or private nuisance or waste or which may be a nuisance or annoying or damage to Landlord or which would invalidate any policies of insurance or increase the premium thereof now or hereafter written on the building and premises leased hereunder.

5.      Utilities. Tenant covenants that he will promptly pay for all gas, water, electricity, sewage disposal, and other utilities used in said Rented Property, during the term of this Lease.

6.      Taxes.

A. Tenant will, at Tenant’s sole cost and expense, bear, pay and discharge, prior to delinquency, all real estate taxes, assessments, sewer rents, water rents and charges, duties, impositions, license and permit fees, charges for public utilities of any kind, payments and other charges of every kind and nature whatsoever, ordinary or extraordinary, foreseen or unforseen, general or special (all of which are hereinafter sometimes collectively referred to as “Impositions”), which shall, pursuant to present or future law or otherwise, prior to or during the term hereby granted, have been or be levied, charged, assessed or imposed upon, or become due and payable out of or for, or become or have become a lien on the Rented Property and the improvements thereon; it being the intention of the parties hereto that the rents reserved herein shall be received and enjoyed by Landlord as a net sum, free from all such Impositions; provided, however, that if, at any time during the term of this Lease, the then prevailing method of taxation or assessment shall be changed so that the whole or any part of the Impositions theretofore payable by Tenant as above provided, shall instead be levied, charged, assessed, or imposed wholly or partially on the rents received by the Landlord from the Rented Property, or shall otherwise be imposed against Landlord in the form of franchise tax or otherwise, then Tenant shall pay all such levies, charges, assessments, impositions, taxes and other substituted charges to the extent that the same shall be directly related to and assessed against the Rented Property or the rent thereon; provided, however, that Tenant shall be required to make such payments only to the extent that the same would be payable if the Rented Property were the only property of Landlord. Tenant shall pay all interest and penalties imposed upon the late payment of any Impositions which Tenant is obligated to pay hereunder. If Tenant shall fail, for ten (10) days after notice and demand given to Tenant, to pay any Imposition on or before the last day upon which the same may be paid without the imposition of interest or penalties for the late payment thereof, then Landlord may pay the same with all interest and penalties imposed upon the late payment thereof and the amount so paid by Landlord shall thereupon be and become immediately due and payable by Tenant to Landlord hereunder. For any period in which the lease term shall not cover an entire tax year of the governmental authority taxing the Rented Property, same shall be properly prorated to reflect the period of Tenant’s possession under this Lease; provided, however, Tenant shall be liable for all taxes assessed in the year in which the Lease terminates which are directly due to improvements made by the Tenant in the buildings located on the Rented Property.

B.   Tenant shall deliver official receipts evidencing the payment of all taxes assessed to the Rented Property within ninety (90) days after November 1st of each year during the Term of this Lease or any extension thereof.

C.   Tenant shall, however, have the right to contest by legal proceedings, conducted at its own expense, in the name of the Landlord or Tenant, any and all such taxes assessed or imposed against or upon the Rented Property, and in case any such taxes, as a result of any such legal proceedings, be reduced, Tenant shall be entitled to refunds to the extent that such reduction shall relate to taxes theretofore paid by Tenant, together with any interest received thereon; provided, however, Tenant shall post a bond conditioned upon the payment of such taxes which shall in no event be less than 110% the amount of the taxes contested.

D.   Tenant, during the term of this Lease, shall pay all special assessments levied and assessed against the Rented Property by any governmental authority, or payable by Landlord with respect to Landlord’s ownership of the Rented Property. Such payment shall be made to Landlord within thirty (30) days after notification by Landlord to Tenant of the amount of such special assessment, together with any interest.

7.      Inspection and Offering for Sale or Lease.

A.   Landlord shall have the right from time to time to designate a representative to inspect the Rented Property, or any part thereof, at reasonable times and without interference with the conduct of Tenant’s business.

B.   Landlord or its agents shall be entitled to show the Rented Property at reasonable times to persons wishing to purchase the same; and Tenant further agrees that on and after sixty (60) days prior to the termination of the term of this Lease, Landlord or its agents shall have the right to show the Rented Property for rental purposes and to place reasonable notices on the front of said Rented Property, or any part thereof, offering the Rented Property “To Let” or “For Sale”, and Tenant hereby agrees to permit the same to remain thereof without hindrance or molestation; provided, however, that such notices shall not interfere with Tenant’s signs or the conduct of Tenant’s business.

8.      Signs. Tenant may place or cause to be placed any exterior sign or signs at, in, or on said Rented Property or any other part of the same if there is compliance with existing ordinances.

9.      Assignment and Subletting.

A.  Except for the assignment and subletting permitted under Subparagraphs B and C below, Tenant shall not, without the prior written consent of Landlord (i) assign, sublet, convey, mortgage this Lease or any interest hereunder; (ii) suffer to occur or permit to exist any assignment of this Lease, or any lien upon Tenant’s interest, involuntarily or by operation of law; (iii) sublet the Rented Property or any part thereof; or (iv) permit the use of the Rented Property by any parties other than Tenant, its employees, and invitees. Landlord’s consent to any assignment, subletting or transfer, or Landlord’s election to accept any assignee, sublessee or transferee as a tenant hereunder shall not release the original Tenant from any covenant or obligation under this Lease. Landlord’s consent to any assignment, subletting or transfer shall not constitute a waiver of Landlord’s right to withhold its consent to any future assignment, subletting or transfer. The sale or other transfer of a majority or the controlling interest in stock in Tenant shall constitute an assignment for purposes of this paragraph 9. Tenant’s right to take any of the actions described in (i) through (iv) above shall further be conditioned on Tenant not being in default hereunder.

B.   Tenant shall give Landlord written notice of any proposed voluntary assignment or sublease, which notice shall contain the name and address of its Assignee and a statement certifying to Landlord that the assignment is being made in conjunction with the sale of Tenant’s business to an assignee who will accept the terms and conditions of this Lease and will be purchasing the assets of Tenant’s business and operating the business after the purchase thereof on the Rented Property. If the Lease is being assigned to an assignee who is purchasing Tenant’s business with the intention of operating the business on the Rented Property, then Landlord agrees to not unreasonably withhold consent to such assignment if (i) the Assignee can establish through its financial statements a financial net worth equal to or greater than that of the Tenant; and (ii) that no substantial alteration need to be made to the existing Rented Property in order to conduct the business by Assignee.

C.   Tenant may, without the prior written consent of Landlord, sublet all or any portion of the Rented Property to one of its Affiliates for the purpose of operating a family amusement center, a restaurant or any ancillary businesses relating to the operation of a family amusement center, so long as Tenant and each of its Affiliates continue to comply with the terms of the Lease as amended herein. As used herein, the term “Tenant’s Affiliates” shall mean any corporation owned 100% by the shareholders of Tenant or corporation wholly-owned by Tenant, which ownership shall continue during the term of this Lease or any extension thereof.

D.   If the notice from Tenant to Landlord of a proposed assignment notifies Landlord that Tenant intends to voluntarily assign the Lease, but not in conjunction with the sale of its business and assets to an assignee who would be operating same, then Landlord shall have the option to terminate the Lease in case of such assignment to all or any portion thereof. If Landlord wishes to exercise such option to terminate, Landlord shall, within thirty (30) days after Landlord’s receipt of such notice from Tenant, send to Tenant so stating and in such notice Landlord shall specify the date at which such termination is effective; and Landlord shall be obligated to pay Tenant the present value of the remainder of the Term of the Lease (not including option terms for which options have not been exercised) in accordance with the provisions of Subparagraph E below, if the proposed assignment by Tenant is voluntary.

E.   If Landlord elects to terminate this Lease as to all or a portion of the Rented Property, the sums due Tenant upon such termination, if any, shall be paid within thirty (30) days after the sum is so determined in accordance with the procedures set forth in this Subparagraph E. The value of the balance of the Term of the Lease shall be the present value of the excess of the fair market rental of the Rented Property over the rent paid for the balance of such Term as defined herein. If Landlord and Tenant cannot agree as to the fair rental of the Rented Property within fifteen (15) days after Landlord’s notice to Tenant electing to terminate the Lease under this Subparagraph E, Landlord and Tenant shall each promptly select an appraiser and notify the other of the appraiser so selected. All appraisers shall be members in good standing of the American Institute of Real Estate Appraisers and shall have prior experience in making appraisals in the area in which the Rented Property is located. The two (2) appraisers shall determine the fair market rental for the Rented Property within thirty (30) days after the selection and shall report such fair market rental to Landlord and Tenant by a written certificate signed by each of them. If two (2) appraisers cannot agree on the fair market rental within such period, they shall select a third appraiser within fifteen (15) days after the expiration of such period. All three appraisers shall determine the fair market rental within thirty (30) days after the selection of the third appraiser and shall report the fair market rental to Landlord and Tenant by a written certificate signed by all of them. In case of a disagreement among the three (3) appraisers on the amount of the fair market rental, the individual determinations of the three (3) appraisers shall be averaged. However, if the amount determined by any appraiser is more than twenty percent (20%) greater or less than the median of the three (3) appraisers’ determinations (or the actual determination of the appraiser having the median amount of both the other appraisers’ determination vary by more than twenty percent (20%) from such median amount) shall be used. Landlord and Tenant shall each pay the charges of its own appraiser and one-half (1/2) the charges of the third appraiser.

F.   Tenant shall pay Landlord’s attorney for fees incurred in approving an assignment or sublease of the Lease which fee shall not exceed One Thousand Dollars ($1,000.00).

G.   Any provision herein to the contrary notwithstanding, in no event shall any assignment of this Lease by Tenant be valid unless and until the Assignor and the Assignee shall have delivered to Landlord a fully executed counterpart of the instrument of Assignment executed by both Assignor and Assignee and, wherein, Tenant has explicity agreed to remain primarily liable for the performance of all of the Tenant’s obligations under this Lease. No acceptance by Landlord of any performance, rent, or additional rent herein provided to be done or paid by Tenant from any person, firm or corporation other than Tenant, shall discharge the Tenant (except to the extent of the performance and payment so accepted by Landlord) from liability to pay all rent herein provided to be paid by Tenant or from liability to perform all of the terms, covenants, conditions and agreements set forth in this Lease. In the event of a termination of this Lease, each sub-tenant of space in the Rented Property shall attorn to the owner of the reversion, unless the owner of the reversion shall, at the owner’s option, elect to dispossess such sub-tenant or otherwise terminate the sublease held by such sub-tenant. Each sub-tenant who, hereafter, subleases space within the Rented Property, shall be deemed to have agreed to the provisions of this paragraph, but the absence of such a clause from any sublease shall not relieve the sub-tenant from the provisions of this subparagraph. Tenant hereby assigns to Landlord, following any default by Tenant hereunder, right to collect from any or all subtenants all rents and other sums payable by them and to apply the same to the payment of rent and all other amounts payable by Tenant hereunder, and any balance shall be paid over to Tenant, but no exercise by Landlord of rights under this subparagraph shall be deemed a waiver by Landlord of any other rights hereunder or be deemed an acceptance by Landlord of such sub-tenant or an acquiescence by Landlord to the occupancy of any part of the Rented Property by such sub-tenant or a release of Tenant from the performance of any of its obligations under this Lease.

10.    Lien on Personal Property. Tenant grants Landlord a lien on all Tenant’s furniture, fixtures, goods and chattels of Tenant which shall or may be brought or put on the Rented Property as security for the payment of the rent and Tenant’s performance of the terms of this Lease. Said lien may be enforced by distress proceedings at the election of the Landlord.

11.    Removal of Personal Property During Default.

A.   If Tenant is in default of any terms of this Lease, then Tenant shall not remove any equipment, fixtures, furniture, furnishings, or other personal property from the Rented Property without the previous consent in writing of the Landlord except for trade merchandise sold in the usual course of business for good and valuable consideration.

B.   If after default in payment of rent or violation of any other provisions of this Lease, or upon the expiration of this Lease, Tenant moves out or is dispossessed and fails to remove any trade fixtures and personal property within five (5) days following written notice to Tenant to remove same, then and in that event, the said fixtures and personal property shall, at Landlord’s election, be deemed abandoned by the said Tenant and shall become the property of the Landlord, or Landlord may cause same to be removed from the Rented Property and to be stored at Tenant’s expense.

12.    Damage to Tenant’s Property. Landlord shall not be liable for any damage to Tenant’s property from an intentional or negligent act of any co-tenant or occupant of the property surrounding the Rented Property, or other person; or by fire, hurricane, or other acts of God; or by riots or vandals; or from any other cause. All such risks shall be assumed by Tenant.

13.    Indemnification of Landlord. In consideration of said Rented Property being leased to Tenant for the above rental, Tenant agrees that Tenant, at all times, will indemnify and keep harmless Landlord from all losses, damage, liabilities, fines, penalties, claims and judgments and expenses and costs (including reasonable attorney’s fees and costs, whether incurred before, during or after trial, or in conjunction with post judgment, bankruptcy or administrative proceedings) which may arise or be claimed against Landlord, for any injuries or damages or claim of injury or damage to person or property of any nature, consequent upon or arising from the use, occupancy, possession, management, improvement construction, alteration, repair, maintenance or control of said Rented Property or the improvements thereon, from time to time, or consequent upon or arising from any acts, omissions, neglect, or fault of Tenant (his agents, servants, employees, licensees, customers, or invitees), or consequent upon or arising from Tenant’s failure to comply with the laws, statutes, ordinances, or regulations or with the requirements of this Lease; that Landlord shall not be liable to Tenant for any damages, losses, or injuries to the person or property of Tenant which may be caused by the acts, neglect, omissions, or faults of any person, firm or corporation. Tenant, at Tenant’s sole cost and expense, will defend, by counsel of Tenant’s choosing, any and all suits that may be brought and claims which may be made, against Landlord, or in which Landlord may be impleaded with others, whether Landlord shall be liable or not, upon any such above-mentioned liability, loss, damages, expenses, costs of action, suits, interest, fines, penalties, claims, and judgments and shall satisfy, pay, and discharge any and all judgments that may be recovered against Landlord in any such action or actions in which Landlord may be a party defendant or that may be filed against the Rented Property or the improvements from time to time thereon or any interest therein and, in the event of a failure of Tenant to pay the sum or sums for which Tenant shall become liable as aforesaid, then Landlord may pay such sum or sums, with all interest and charges which may have accrued thereon, and the amount so paid by Landlord shall be payable by Tenant to Landlord upon demand.

14.    Alterations and Improvements.

A.  Except as hereinafter expressly provided, the Tenant shall not make or permit to be made any alterations, additions, changes or improvements to the Rented Property, or to any buildings or improvements standing upon the Rented Property, at any time, or to any part thereof, including the appurtenances thereto, without first obtaining the written consent of the Landlord, which Landlord agrees not to unreasonably withhold, provided the Tenant has fully complied with each and every one of the terms, conditions and covenants of this Agreement at the time such request for consent is made. However, the foregoing shall not be interpreted as prohibiting the Tenant from making ordinary and necessary repairs to preserve any building or improvements or appurtenances which may be located upon the Rented Property, provided the cost thereof is not in excess of Thirty Thousand Dollars ($30,000.00).

B.   Before the commencement of any construction on the Rented Property of any alterations, additions, changes or improvements, including the demolition and/or reconstruction of any building or improvements on the Rented Property, the Tenant shall comply with the following conditions:

(1)           The Tenant shall submit to the Landlord plans and specifications, in duplicate, of such proposed alterations, changes, additions, improvements or demolition and reconstruction, one (1) copy of which may be retained by the Landlord, and Landlord shall not unreasonably withhold his consent to any alteration, addition, change, improvement, demolition or reconstruction, provided they shall meet with the approval of any and all municipal, state, federal, or other authorities, offices and departments now existing or hereafter created, having jurisdiction in the premises, or any like body, and by the holder of any mortgage superior in lien to this Lease, and provided further that at the time such request is sought by the Tenant, such Tenant shall not be in default in the performance of any of the terms, conditions and agreements of this Lease.

(2)           At the time the aforesaid request is made by the Tenant, said Tenant shall submit to the Landlord a written statement as to the cost of the proposed alterations, changes, additions, improvements, demolition and reconstruction, as the case may be, and said statement of costs shall be certified as accurate by an architect selected by the Tenant, and approved by the Landlord, licensed in the state and county in which the Rented Property is located, who shall have the supervision of the construction of said improvements.

(3)           Before commencing any alterations, additions, changes, or improvements and as a further condition precedent thereto, the Tenant shall obtain at its own cost and expense, pay for and deposit with the Landlord, a premium paid policy for Comprehensive General Liability Insurance in a solvent insurance company satisfactory to the Landlord and authorized and licensed to do business in the state in which the Rented Property is located indemnifying and protecting the Landlord from any and all claims for damages to person or property or for loss of life or property arising out of such alterations, additions, changes or improvements and from and against the cost of defending any suit or action upon any such claim, such liability insurance to be in at least the sum of Five Hundred Thousand Dollars ($500,000,00) for property damage and not less than Five Million Dollars ($5,000,000.00) for bodily injury, personal injury or death in any one occurrence. The coverage must include, but not be limited to, coverage for all operations of Tenant, tenant’s contractors and subcontractors, including automobile coverage, contractual liability and completed operations liability. The Tenant, at its own expense, shall also procure and carry or cause to be procured, carried and paid for, adequate Workmen’s Compensation Insurance covering all workmen, employees, servants and others engaged in or upon such work and such other insurance as then may be required by law to be carried by the Landlord and/or the Tenant; and the Tenant shall also procure endorsements on existing policies whereby the insurance shall continue in full force and effect, notwithstanding the said alterations, additions, changes and improvements and during the course thereof.

(4)           Before commencing any alterations, additions, changes or improvements, as aforesaid, under the conditions precedent thereto, the Tenant shall obtain, at its own expense and cost, pay for and deposit with the Landlord, and if the Landlord shall so designate, with any mortgagee holding mortgages encumbering the fee of the Rented Property, a Payment and Performance Bond, which complies with the requirements of Florida Statutes §713.23, of a responsible surety company authorized to do business in the state in which the Rented Property is located acceptable to the Landlord and to such mortgagee, if any, in an amount of the costs of construction, as aforesaid, plus ten percent (10%) of such costs in addition thereto.

C.   Tenant agrees with Landlord that no buildings or improvements now on, or hereafter constructed on the Rented Property shall be removed or torn down, in whole or in part, until the Tenant has furnished the Landlord with the items specified in Subparagraph B above.

D.   After the commencement of construction, Tenant agrees to carry such construction through continuously and with due diligence to completion, in accordance with the plans and specifications and all requirements of governmental authority; provided, however, that the Tenant has the power to make minor variations and departures in and from the plans and specifications, provided there is no substantial decrease in the cost or square footage area of the said building, as determined by the attached plans and specifications. Tenant shall not be liable, however, for any delays in any construction due to interruption caused by strikes, walkouts, acts of God, riots, or acts of war.

E.   It is further understood and agreed by and between the parties that the Tenant will, upon completion of the work, exhibit unto the Landlord, at the Landlord’s demand, bona fide receipted bills and/or sworn to waivers of liens from all persons who shall have furnished work, labor, services and/or materials to the construction, including architects, utilities and insurance bills; and the Tenant shall exhibit unto the Landlord sworn waivers and/or receipted bills from all persons who were subcontractors or materialmen on the job and the affidavit and release of any general contractor who may have hired day labor or common labor, showing that all charges for said work, labor, services, and/or materials have been paid and that the lien or liens and claims which would otherwise have existed therefor shall have been released. The Tenant shall comply with and observe the laws of the state in which the Rented Property is located with respect to the payment of all contractors, subcontractors, materialmen and laborers, and shall withhold not less than ten percent (10%) of the cost of the work done or materials supplied from time to time as the work progresses until completion and final payment, as provided for by the Lien Law of the state in which the Rented Property is located.

F.   It is further understood and agreed by and between the parties that failure of the Tenant to comply with any of the terms hereof, including the preparation of the plans, the obtaining of a surety bond, the doing of the work, the paying therefore and the exhibiting of full and final waivers and releases shall constitute a default in this Lease with the same effect as though rent had matured on the day when the Tenant failed to comply with such portion of this Paragraph and as though such rent had not been paid on that day. The Landlord shall, or its agents shall, without liability or responsibility on their part, have the right to make inspections from time to time of the work done and of the bills tendered and/or paid and of the plans and bids in the Tenant’s possession or those in the possession of a lending institution, and to ascertain whether or not the work is progressing properly and whether payments are being made in accordance with and in proportion to the progress of the work. In the event that the work is not progressing properly or that payments are not being made in proportion to the work being done, the Landlord, at Landlord’s option, may demand that the additional cost of the construction, if the construction cost is in excess or is anticipated to be in excess of the original estimate, forthwith be deposited with the mortgagee or in the escrow fund, and such demand shall forthwith be complied with.

G.   Any and all alterations, additions, improvements, and changes made by the Tenant at any time, or repairs or alterations thereto, shall immediately be and become a part of the Rented Property herein, and upon the termination of this Lease, by default or by ordinary lapse of time, all of said improvements, alterations, buildings and additions shall become the property of the Landlord without the necessity of Landlord paying any compensation therefor.

H.   Tenant hereby represents and warrants to Landlord that all utilities presently serving the Rented Property, or which may hereafter be installed, for that purpose shall either be installed in publicly dedicated easements or perpetual unencumbered easements specifically running in favor of Landlord and the Rented Property.

I.     All improvements presently on the Rented Property and all improvements hereafter constructed on the Rented Property by Tenant are and shall be the property of Tenant during the continuance of the term of this Lease and no longer. At all times during the term of this Lease, the improvements which are owned by Tenant shall not be conveyed, transferred or assigned, unless such conveyance, transfer or assignment shall be to a person, corporation or other entity to whom this Lease is being transferred or assigned simultaneously therewith in compliance with applicable provisions of this Lease. At all times, the holder of the leasehold interest of Tenant under this Lease shall be the owner of said improvements. Any attempted conveyance, transfer or assignment of the improvements, whether voluntarily or by operation of law or otherwise, to any person, corporation or other entity, shall be void and of no effect whatever, unless such conveyance, transfer or assignment shall be to a person, corporation or other entity to whom this Lease is being transferred or assigned simultaneously therewith in compliance with applicable provisions of this Lease. Similarly, so long as the improvements, or any part thereof, shall remain on the Rented Property, any attempt at transfer or assignment of the Leasehold interest or Tenant under this Lease shall be void and of no effect whatever, unless such transfer or assignment shall be to a person, corporation, or other entity to whom the improvements are being conveyed, transferred, or assigned simultaneously therewith. Upon any termination of this Lease, whether by reason of the normal expiration of the term hereof, or by reason of any other provision of this Lease or cause whatsoever, if the improvements, or any part thereof, shall then be on the Rented Property, all of Tenant’s right, title and interest therein, or any entity or person acquiring title thereto through Tenant, shall cease and terminate and title to the improvement shall vest in Landlord. No further deed or instrument shall be necessary to confirm the vesting in Landlord of title to the improvements. Upon any termination or expiration of this Lease, however, Tenant shall, upon request of Landlord, execute, acknowledge and deliver to Landlord an instrument confirming that all of Tenant’s right, title and interest in or to the improvements has expired and that title to the improvements has vested in Landlord.

15.    Insurance Policies.

A.   The Tenant shall provide and maintain, at its sole coat and expense, at all times during the term of this Lease, General Comprehensive Public Liability insurance against claims for bodily injury, death or property damage occurring on, in or about the Rented Property, such insurance to afford protection of not less than Two Million Dollars ($2,000,000.00) with respect to bodily injury or death to all persons in any one accident and not less than Five Hundred Thousand Dollars ($500,000.00) with respect to property damage in any one occurrence, or such other amounts in excess of the amount set forth above as is commercially prudent or as may be required by the holder of any mortgage encumbering the Rented Property.

B.   The Tenant hereby covenants and agrees with the Landlord that it will, at its expense, at all times during the term of this Lease, keep insured any and all buildings and improvements now on, or that may be built or placed upon said Rented Property, and the furniture and fixtures therein, in good and responsible insurance companies authorized to do business in the state in which the Rented Property is located, and approved by Landlord, for protection against loss or damage caused by or resulting from fire and windstorm, or other causes included within the terms “extended coverage” and “extended additional coverage” in an amount equal to full insurable value of said building and improvements in an amount sufficient to prevent Landlord or Tenant from becoming a co-insurer of any loss; such policies shall be written on a replacement cost basis or on a blanket coverage subject to the 90% average clause.

C.   Original and renewal policies, or certificates thereof, representing all of the above provided for insurance, shall be delivered by Tenant to the Landlord at least thirty (30) days before the expiration of insurance with said policies or certificates of renewal; and within thirty (30) days after such renewal, policies or certificates thereof shall take effect (or sooner if payment is necessary before the expiration of thirty (30) days in order to prevent cancellation of said policies, or any of them), the Tenant shall furnish to the Landlord proof of the receipt by the respective insurance companies of the premiums thereon, if so required by the Landlord. All policies and/or certificates shall name Landlord as one of the insured parties under the policies described in Subparagraphs A and B above, and the policies and/or certificates as the case may be shall provide that the insuring company shall not amend or cancel any such insurance without giving Landlord at least thirty (30) days’ advance written notice of such amendment or cancellation.

D.   Upon the default of the Tenant in effecting any such insurance, or procuring or delivering the policies or certificates therefor as directed by the Landlord, or in paying the premiums therefor, and any and all charges incidental thereto, when the same become payable, or in procuring and delivering to the Landlord renewals of expired policies or certificates thereof, at least thirty (30) days before such expiration, the Landlord may procure any such insurance, and/or pay the premiums and other charges incidental thereto, and any and all amounts so paid by the Landlord, together with the interest thereon from the date of such payment, at the rate of ten percent (10%) per annum, shall be additional rental hereunder, and shall be paid with the next and subsequent installment of rent, which shall become due after such payment by Landlord; it being expressly agreed that the payment by Landlord of any such premium shall not be deemed to waive or release the default in the payment thereof by the Tenant, or the right of the Landlord to take such action as may be permissible hereunder, as in the case of default in the payment of rent.

E.   Tenant shall not violate or permit to be violated any conditions or provisions of any said policies, and Tenant shall so perform and satisfy the requirements of the companies writing such policies that, companies of good standing, and acceptable to the Landlord, shall be willing to write and continue such insurance.

F.   Tenant shall cooperate with the Landlord and any mortgagee in connection with the collection of any insurance monies that may be due in the event of loss, and shall execute and deliver to Landlord and any mortgagee such proofs of loss, and any other instruments that may be required for the purpose of facilitating the recovery of any such insurance monies, and in the event that Tenant shall fail or neglect to so cooperate or to execute, acknowledge, and deliver any such instrument, Landlord in addition to any other remedies, may, as the agent or attorney in fact of Tenant, execute and deliver any proofs of loss, and any other instruments as may be desirable to Landlord and any mortgagee, for the collection of such insurance monies, and the Tenant hereby irrevocably nominates, constitutes and appoints Landlord, Tenant’s proper and legal attorney in fact for such purpose, hereby ratifying all that Landlord may do as such attorney in fact of Tenant. Landlord shall cooperate with Tenant and any mortgagee in the same manner and to the same extent as Tenant is required to cooperate hereunder.

16.    Damage.

A.  The complete or partial destruction or damage by fire or other casualty of the building and improvements now on, or which may hereafter be placed or erected on the herein Rented Property, shall not terminate this Lease or entitle the Tenant to surrender possession of said Rented Property, to terminate the Lease, or to any abatement or reduction in the rent or other charges payable under this Lease, any law or statute to the contrary notwithstanding. If any portion of the Rented Property is damaged by fire or other casualty, Tenant shall notify Landlord in writing within three (3) days after the date of the happening of such fire or other casualty.

B.   The Tenant covenants and agrees that, within one (1) calendar month after the damage or destruction of any of the buildings or improvements now on or hereafter to be erected on the herein Rented Property, or the date the insurance proceeds are paid for said damage, whichever is earlier in point of time, it will begin the repair, construction, or replacement of such damaged or destroyed buildings or improvements; and that within six (6) calendar months after such damage or destruction, the Tenant will have repaired or reconstructed, or replaced said buildings or improvements with those of the same type and character, and of equal value to those so damaged or destroyed.

C.   All sums received by Landlord and/or Tenant and any mortgagee from policies of fire and extended coverage insurance, as a result of such damage or destruction to the buildings and improvements now on, or which may hereafter be placed or erected on the above-described property, shall be paid as follows: FIRST, there shall be paid from such funds an amount equal to the sum required to be paid to the mortgagee of the mortgage encumbering the above-described property and the improvements thereon, whose lien is superior to the Landlord’s lien, if any; SECOND, there shall be paid to the Landlord an amount equal to the rent, taxes, and assessments or other amounts due and payable under the terms of this Lease by the Tenant, during the reconstruction or repairs of the buildings destroyed or damaged, the period of construction for which rent shall be paid and advanced shall be as determined by an architect selected by the Tenant, and approved by the Landlord, licensed in the state in which the Rented Property is located, who shall have supervision of the reconstruction or repair of the damaged buildings, as hereinafter provided. The balance of the insurance proceeds remaining shall be deposited in the joint account of the Landlord and the Tenant and mortgagee, if any mortgagee there be, in a bank in the City in which the Rented Property is located, designated by the Landlord. The sum so deposited in said account shall be available to the Tenant for the reconstruction or repairs, as the case may be, of any of the buildings or improvements on the above-described property, damaged by fire or other casualty, for which the insurance money shall be payable; provided, however, an estimate of the cost of the reconstruction or repair, as the case may be, of the building or improvements damaged by or destroyed by fire, windstorm or other casualty, shall be submitted to the Landlord, in writing, within thirty (30) days from the date of such casualty, by an architect selected by the Tenant, and approved by the Landlord, licensed in the state in which the Rented Property is located, who shall have supervision of such reconstruction or repair; and if there shall be insufficient money in said account to cover the cost of the reconstruction or repair of said building and improvements damaged by such casualty, the Tenant may either deposit an additional sum of cash, equal to the cost of said construction, or furnish the Landlord with a good and sufficient Performance and Payment Bond (complying with the requirements of Florida Statutes §713.23), with corporate surety, by a surety company authorized to do business in the state in which the Rented Property is located, as approved by the Landlord, conditioned that the said work of repair and reconstruction is carried through to completion in accordance with the terms hereof; and that all bills of work, labor, services and/or material utilized in said repair or reconstruction are paid, and waivers of lien are provided therefor. All monies paid from such joint account for the reconstruction and/or repair of such building shall be paid in accordance with the laws of the state in which the Rented Property is located, pertaining to mechanics’ liens, but, in any event, shall be paid only upon presentation of paid bills for labor and materials bestowed on said construction in the amount of the requested sum to be paid; provided, however, that a sum equal to ten percent (10%) shall be withheld until mechanics’ lien affidavits are furnished in accordance with Subparagraph 14 E above.

D.   Nothing herein contained, however, shall be construed to permit the Tenant to default in the payment of the rentals or other charges herein stipulated to be paid or in the performance of the other covenants of this Lease, and the Landlord may, at its option, in case of default in the payment of such rentals or other charges, or default in the performance of any other covenant in this Lease, proceed against the Tenant for the collection of such rentals and charges, and recover and take possession of the Rented Property therein described, in accordance with the provisions of this Lease herein set forth, and without prejudice as to the right to the benefit of such insurance money as security for the payment of such rentals and other charges. The Tenant will forthwith reimburse said joint bank account and deposit therein for the purpose of reconstruction or repair any amount so paid thereout on account of any default of the Tenant.

E.   It is agreed by and between the Landlord and the Tenant that any excess of money received from insurance remaining in the joint bank account, as aforesaid, after the completion of the reconstruction or repair of such building or buildings and after the receipt by the Landlord of the releases of liens required by Subparagraph E of Paragraph 14 above, shall be paid to Tenant, provided there be no default on the part of the Tenant in the performance of the covenants of this Lease. However, if the Tenant has not started reconstruction or repair of said building or buildings within a period of time as specified in Subparagraph B of this Paragraph and has not prosecuted the same thereafter with such dispatch as may be necessary to complete the same within six (6) calendar months after the date of such damage or destruction of any buildings, then the amount so collected or the balance thereof remaining in the joint bank account, as the case may be, shall be paid to the Landlord, and it will be at his option to terminate this Lease, and retain such amount as liquidated damages, resulting from the failure upon the part of the Tenant to promptly complete the work of the reconstruction or repair of said building or buildings within the time specified as aforesaid.

F.   Any provision herein to the contrary notwithstanding, should any complete or partial destruction or damage by fire or other casualty to improvements now or hereafter located on the Rented Property occur during the last twelve (12) months of the Lease Term, as from time to time extended, Landlord may, at Landlord’s sole discretion, waive the requirement that Tenant repair or reconstruct the damage in question, accept the insurance proceeds in lieu thereof, and terminate this Lease by giving written notice thereof to Tenant. Provided Tenant is not in default under this Lease and has the right to extend the term of this Lease for an additional five (5) year period, as contemplated by §41 hereof, then Tenant may invalidate Landlord’s termination of this Lease by giving written notice of exercise of its right to extend within fifteen (15) days following receipt of Landlord’s Notice of Termination. Tenant’s obligations under this paragraph 16 shall survive the expiration or earlier termination of this Lease, except to the extent provided to the contrary in this subsection.

17.    Maintenance of Premises. The Tenant covenants that it will, at its own expense, keep all buildings and improvements now or hereafter built on the Rented Property, and the equipment therein contained, in good order, condition and repair, at all times during the term of this Lease, normal wear and tear only excepted. Without limiting the foregoing, the Tenant agrees, at its own expense, to keep and maintain the buildings and improvements which may at any time be situated on the Rented Property during the term of this Lease and all appurtenances thereunto belonging to or appertaining, including, but not limited to, all fire escapes, stairs, sidewalks, steps, including both the interior and exterior of the buildings, in good and substantial condition and repair and in a clean and sanitary condition, and will use, keep, and maintain such Rented Property and improvements thereon as well as the sidewalks and parking areas around such buildings, in conformity to and in compliance with all existing and future statutes, laws, orders, ordinances, rulings the regulations applicable thereto, of the governmental authority having jurisdiction thereof and will protect and indemnify the Landlord from and against any loss, costs, damages and expenses occasioned by or arising out of any accident or injury, or damage to any person whomsoever or whatsoever happening, or done in or about or upon the said Rented Property or due directly or indirectly to the construction, tenancy, use or occupation of said Rented Property, or upon the sidewalks or parking areas adjoining the same by the Tenant or any person or persons occupying, holding or claiming by, through or under it. Tenant agrees that upon the expiration of the primary term hereof or any extended term, it will surrender and deliver up the possession of the Rented Property to Landlord in as good a state and condition of repair as when leased by Tenant, ordinary wear and tear, damage by fire or other elements, acts of God, war or governmental authority, alone excepted.

18.    Condition of Property. Tenant is fully familiar with the physical condition of the Rented Property and acknowledges that Tenant has received the Rented Property in good repair, order and condition. Landlord makes no representation or warranty with respect to the Rented Property and shall incur no liability for any latent or other defect therein.

19.    Liens Created by Tenant. Landlord’s interest in the Rented Property shall not be subject to liens for improvements made by Tenant and Tenant has no power or authority to create any lien or permit any lien to attach to the Rented Property or the present estate, reversion or other estate of Landlord in the Rented Property as a result of improvements made by Tenant or for any other cause or reason. All materialmen, contractors, mechanics, and laborers and other person contracting with Tenant with respect to the Rented Property are hereby charged with notice that such liens are expressly prohibited and that they must look solely to Tenant to secure payment for any work done or material furnished for improvements by Tenant or for any other purpose during the Term of this Lease. Tenant agrees that no lien shall be permitted to attach to the Rented Property and agrees to transfer any claimed or asserted lien to a bond or such other security permitted by law within twenty (20) days of the assertion of any such lien or claim of lien. If Tenant fails to timely transfer said lien or said claim of lien, then Landlord may, at Landlord’s option, discharge the lien or transfer the lien to bond or other security and Tenant shall pay Landlord all amounts incurred in such transfer or discharge, together with interest at the highest rate then permitted to be charged by private parties under the laws of the State of Florida. Tenant shall advise all persons furnishing designs, labor, material, or services to the Rented Property in connection with Tenant’s improvements thereof of the provisions of this Paragraph. With respect to any improvements made by Tenant to the Rented Property, the Tenant shall notify the Contractor making such improvements as provided for in Section 713.10, Florida Statutes, that this Lease expressly provides that the interest of Landlord shall not be subject to liens for improvements made by the Tenant. Tenant shall, at all times, indemnify Landlord against and hold Landlord harmless with respect to any loss, cost, fee, charge, expense (including attorney’s fees, whether incurred before, during, or after trial, on appeal or in conjunction with post-judgment, bankruptcy or administrative proceedings), lien or liability of any nature occurring or accruing by virtue of any such work, labor, service or material performed or furnished for or to Tenant.

20.    Transfer of Landlord’s Interest. Landlord shall have the right to sell, mortgage or otherwise dispose of Landlord’s interest in the Rented Property subject to this Lease. Tenant shall, upon Landlord’s request, execute and deliver any instrument necessary to cause this Lease to be subordinate to any mortgage or other instrument of security which may hereafter be placed on the Rented Property by Landlord.

21.    Quiet Enjoyment. If Tenant shall promptly comply with the covenants of this Lease, Tenant shall peaceably and quietly hold and enjoy the Rented Property for the Lease term.

22.    Right of Landlord to Perform Tenant’s Covenants. If the Tenant shall fail to make any payment or perform any acts required to be made or performed hereunder, the Landlord, without notice to, or demand upon the Tenant, and without waiving or releasing any obligation or default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of the Tenant, and may enter upon the Rented Property for the purpose and take all such action thereon as, in the opinion of the Landlord, may be necessary or appropriate therefor. No such entry shall be deemed an eviction of the Tenant. All sums so paid by the Landlord and all costs and expenses (including, without limitation, attorneys’ fees and expenses) so incurred, shall constitute additional rent hereunder and shall be paid by the Tenant on demand.

23.    Events of Defaults: Termination. If any one or more of the following events (Event of Default) shall occur:

A.  If the Tenant shall default in the due and punctual payment of any installment of rent, or other sum payable by the Tenant hereunder as and when due and payable in accordance with the provisions hereof, and such default shall continue for more than ten (10) days after same is due; or

B.  If the Tenant shall default in the due performance of any covenant or condition hereof other than those referred to in the foregoing Subparagraph A and such default shall continue for more than thirty (30) days after written notice thereof from the Landlord or the Assignee; or

C.  Abandonment or vacating of Rented Property by the Tenant; or

D.  Tenant’s interest under this Lease being sold or assigned under execution or other legal process; or

E.   Any of the goods or chattels of the Tenant used in or incident to the operation of the Tenant’s business in the Rented

Property being seized, sequestered, or impounded by virtue of or under authority of any legal proceeding, which seizure, sequestration or impounding shall, in the opinion of Landlord, materially affect the possible continuation of the operation of the Tenant’s business in the Rented Property; then and in any such event (regardless of the pendency of any proceeding which has or might have the effect of preventing the Tenant from complying with the terms of this Lease) and in addition to such other remedies as may be available to Landlord under this lease and applicable law, the Landlord at any time thereafter may give a written notice to the Tenant specifying a date (which shall be at least thirty [30] days after the giving of such notice) on which this Lease shall terminate, and on such date, subject to Paragraph 26 hereof relating to the survival of Tenant’s obligations, the term of this Lease shall expire and terminate by limitation and all rights of the Tenant under this Lease shall cease, unless before the giving of such written notice (i) all arrears of rent and other sums payable by the Tenant under this Lease and all costs and expenses (including, without limitation, attorneys’ fees and expenses) incurred by or on behalf of the Landlord in the Rented Property, shall have been paid by the Tenant, and (ii) all other defaults at the time existing under this Lease shall have been cured to the satisfaction of the Landlord. All costs and expenses incurred by or on behalf of the Landlord (including, without limitation, attorneys’ fees and expenses) occasioned by any default and all sums payable by the Tenant to Landlord under this Lease shall constitute rent hereunder, and shall be paid upon written demand therefor, although this shall not be construed to impose a notice requirement or otherwise modify subsection 23A. above.

24.    Repossession, Etc. If any event of default shall have occurred and be continuing for fifteen (15) days after written notice from Landlord to Tenant of such event of default, the Landlord, whether or not the term of this Lease shall have been terminated pursuant to Paragraph 23 hereof, may enter upon and repossess the property by force, summary proceedings, ejectment or otherwise, and may remove the Tenant and all other persons and any and all property from the Rented Property, provided that, if the term of this Lease shall not have been terminated pursuant to Paragraph 23 hereof, the Landlord will give the Tenant at least fifteen (15) days’ prior written notice of its intention to repossess the Rented Property pursuant to this Paragraph. The Landlord shall be under no liability for or by reason of any such entry, repossession or removal of any of Tenant’s property.

25.    Reletting. At any time or from time to time after the repossession of the Rented Property pursuant to Paragraph 24 hereof, whether or not the term of this Lease shall have been terminated pursuant to Paragraph 23 hereof, the Landlord may (but shall be under no obligation to) relet the Rented Property or any part thereof for the account of the Tenant, in the name of the Tenant or the Landlord or otherwise, without notice to the Tenant, for such term or terms (which may be grater or less than the period which would otherwise have constituted the balance of the term of this Lease) and on such conditions (which may include concessions or free rent and for such uses as the Landlord, in its uncontrolled discretion, may determine, and may collect and receive the rents therefor. The Landlord shall not be responsible for any failure to relet the Rented Property or any part thereof or for any failure to collect any rent upon such reletting.

26.    Survival of Tenant’s Obligations; Damages.

A.  No expiration or termination of the term of this Lease pursuant to Paragraph 23 hereof or by operation of law or otherwise (except as expressly provided herein), and no repossession of the Rented Property pursuant to Paragraph 24 hereof or otherwise, shall relieve the Tenant of its liability and obligations hereunder, all of which shall survive any such expiration, termination or repossession; provided, however, that in no event shall the total rent and other sums payable under this Lease by Tenant including, but not limited to, all amounts payable under Subparagraph B and C of this Paragraph exceed the total rent and other sums which would be payable under this Lease by Tenant in the absence of such expiration, termination or repossession.

B.  In the event of any such expiration, termination, or repossession, the Tenant will pay to the Landlord the rent and other sums required to be paid by the Tenant up to the time of such expiration, termination or repossession, and thereafter the Tenant, until the end of what would have been the full term of this Lease in the absence of such expiration, termination or repossession, and whether or not the Rented Property or any part thereof shall have been relet, shall be liable to the Landlord for, and shall pay to the Landlord, as liquidated and agreed current damages for the Tenant’s default (i) the rent and other sums which would be payable under this Lease by the Tenant in the absence of such expiration, termination or repossession, less (ii) the net proceeds, if any, of any reletting (including, without limitation, all repossession costs, brokerage commissions, legal expenses, attorneys’ fees, employees’ expenses, reasonable alteration costs, and expenses of preparation for such reletting). The Tenant will pay such current damages on the days on which the rent would have been payable under this Lease in the absence of such expiration, termination or repossession, and the Landlord shall be entitled to recover the same from the Tenant on each such day.

C.  At any time after any such expiration, termination, or repossession, whether or not the Landlord shall have collected any current damages as aforesaid, the Landlord shall be entitled to recover from the Tenant and the Tenant shall pay to the Landlord, on demand, as and for liquidated and agreed final damages for the Tenant’s default and in lieu of all current damages beyond the date of such demand, an amount equal to the excess, if any, of (i) the rent and other sums which would be payable under this Lease from the date of such demand (or, if it be earlier, the date to which the Tenant shall have satisfied in full its obligations under Subparagraph A above to pay current damages) for which would be the then unexpired term of this Lease in the absence of such expiration termination or repossession, over (ii) the then fair net rental value of the Rented Property for the same period, with interest on the amount of such excess from the date of demand to the date of payment at the rate of ten percent (10%) per annum. If any statute or rule of law shall validly limit the amount of such liquidated final damages to less than the amount above agreed upon, the Landlord shall be entitled to the maximum amount allowable under such statute of rule or law.

27.    Tenant’s Waiver of Statutory Rights. In the event of any termination of this Lease pursuant to Paragraph 23 hereof or any repossession of the Rented Property pursuant to Paragraph 24 hereof, the Tenant, insofar as permitted by law, waives any notice of re-entry of the institution of legal proceedings to that end, and any right of redemption, re-entry or repossessions.

28.    No Waiver by Landlord. No failure by the Landlord to insist upon the strict performance of any term hereof, or to exercise any right, power or remedy consequent upon a breach thereof, and no acceptance of full or partial rent during the continuance of any such breach, shall constitute a waiver of any such breach or any such term. No waiver of any breach shall affect or alter this Lease, which shall continue in full force and effect with respect to any other than existing or subsequent breach.

29.    Remedies Cumulative. Each right, power and remedy of the Landlord provided for in this Lease shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by the Landlord of any one or more of the rights, powers, or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Landlord of any or all such other rights, powers or remedies.

30.    Acceptance of Surrender. No surrender to the Landlord of this Lease or of the Rented Property or any part thereof of any interest therein shall be valid or effective unless agreed to and accepted in writing by the Landlord and no act of the Landlord other than such a written agreement and acceptance by the Landlord shall constitute an acceptance of any such surrender.

31.    Time is of the Essence. It is understood and agreed between the parties hereto that time is of the essence of all of the terms and provisions of this Lease.

32.    Entire Agreement. This Lease contains the entire agreement between the parties hereto and all previous negotiations leading thereto, and it may be modified only by an agreement in writing signed and sealed by Landlord and Tenant.

33.    Notices. If a party hereto desires to give notice to the other or to make tender to the other, such notice or tender shall be in writing and shall be deemed given when it shall have been deposited in the United States Mails, certified and addressed to the party for whom it is intended as follows:

FOR THE LANDLORD:	ERNEST KLATT and VIOLET M. KLATT
Post Office Box 1477
Boynton Beach, FL 33425

with a copy to:	SCHROEDER AND LARCHE, P.A.
One Boca Place, Suite 319-A
2255 Glades Road
Boca Raton, Florida 33431
Attn: Michael A. Schroeder, Esq.

FOR THE TENANT:	MITEY MITE RACE TRACKS, INC.
1500 N.W. First Street, Suite 1-C
Dania, FL 33004

with a copy to:	IRWIN R. MOGERMAN
1500 N.W. First Street, Suite 1-C
Dania, FL 33004

34.    Gender. All words used herein in the singular number shall extend to and include the plural number, and all words herein used in the plural number shall extend to and include the singular number, when the context or facts require it. All words used herein any gender shall extend to and include all genders and any pronoun shall be taken to refer to the person or persons intended, regardless of number or gender.

35.    Benefit. This Lease shall be binding upon and inure to the benefit of the heirs, successors, and assigns of the parties hereto. The spouse of Landlord signs this Lease solely for the purpose of complying with the laws of the state in which the Rented Property is located, requiring the joinder of said spouse in the execution of this Lease to release the right of curtesy, if any, or dower, if any, as the case may be, and said spouse shall not be liable hereunder, except for the release of said right of curtesy or dower, as the case may be.

36.    Compliance with Laws. Tenant, at its sole cost and expenses, shall comply with and faithfully observe all of the requirements of all municipal, county, state, federal and other authorities having jurisdiction now in force or which may hereafter be in force pertaining to concerning the construction, maintenance and repair of structures and improvements upon the Rented Property or the use and occupancy of the Rented Property or of any building or fixtures situated thereon.

37.    Taxes Excluded. Nothing herein contained in Paragraph 6 requires, or shall be construed as requiring Tenant to pay any income, gift, estate, inheritance, or similar tax assessed against Landlord, its heirs, successors or assigns or any tax, assessment, charge or levy, however described, upon the rent payable by Tenant under this Lease. But if any of the foregoing shall become a lien on the Rented Property or any part thereof, or if Tenant shall be required by law to pay any such tax, charge, or levy, or interest or penalty thereon, or if Tenant shall be required to pay any such tax, charge, or levy in order to protect its leasehold in the property from any foreclosure or other proceeding that may be taken by any government or governmental agency, office, or body, to recover such tax, charge, or levy as may have been levied, assessed, or imposed as hereinabove set forth, or interest or penalty thereon, he shall have and is hereby granted a lien against the Rented Property by reason of said payment and to the extent thereof. Any such amount so paid by Tenant for or on behalf of Landlord, its heirs or successors or assigns shall be repaid by Landlord, its heirs, or successors or assigns to Tenant, provided, however, that in the event Landlord, its heirs, or successors or assigns refuses or fails to repay the amount on written demand therefor, Tenant shall have the right to deduct the amount of said payment from subsequent rental payments as may be due hereunder.

38.    Condemnation.

A.  If the whole or any part of the Rented Property shall be taken or condemned by any competent authority for any public use or purpose during the term of this Lease, whether by condemnation proceedings or otherwise, the entire award made with respect to such taking or condemnation shall be paid and belong to the Landlord, except for any award which shall be made to Tenant as hereinafter provided for the then depreciated value of any improvements constructed by Tenant upon the Rented Property and for damage to or cost of removal of stock, equipment, trade fixtures, furniture and other personal property of Tenant then situated on the Rented Property.

B.   In the event that a part of the Rented Property shall be condemned and: (i) the part so condemned includes the building and/or ten percent (10%) or more of the go-kart track on the Rented Property; or (ii) the part so taken shall consist of twenty-five percent (25%) or more of the total parking area of the Rented Property; or (iii) notwithstanding the percentage taken, such condemnation shall materially and adversely affect the use of the remaining portion of the use intended by this Lease; or (iv) such condemnation shall result in cutting off or diverting direct access to the Rented Property as such access is in existence at the time of the condemnation, then and in any event, Tenant may at any time either prior to or within a period of sixty (60) days after the date when possession of the Rented Property shall be required by the condemning authority, elect to terminate the Lease.

C.   In the event there is a taking by eminent domain, condemnation, or by any other means, and this Lease continues and is not terminated by Tenant, this Lease shall terminate as to the part taken, the rent payable hereunder shall be abated by the percentage that the Rented Property is reduced by the eminent domain, condemnation or other taking and the percentage in sub- subparagraphs (i) and (ii) of Subparagraph 38 B hereof shall thereafter apply to the property remaining subject to this Lease.

D.   In the event there is taking of all or part of the Rented Property, Tenant shall have the right to claim and recover from the condemning authority, but not from the Landlord, such compensation as may be separately awarded to Tenant on account of the then depreciated value of all improvements constructed on the Rented Property by Tenant and on account of damage to or cost of removal of, for the value of stock, equipment, trade fixtures, furniture and other personal property belonging to Tenant and to receive any award therefor.

39.    Attorney’s Fees. Anything to the contrary stated in this Lease notwithstanding, if any action or proceeding brought by either party against the other to enforce any of the terms and conditions of this Lease, the prevailing party shall be entitled to reasonable attorney’s fees (whether incurred before, during or after trial, on appeal or in conjunction with any post-judgment, bankruptcy or administrative proceedings) in addition to costs of suit.

40.    Estoppel Certificate. If Landlord’s prospective lender or purchaser shall desire a statement from Tenant as to claims against Landlord on account of prepaid rent or otherwise, Tenant shall deliver, in form reasonably required by such lender or purchaser, an offset statement certifying (if such be the case) that this Lease is in full force and effect and unmodified (or stating the modifications) and that there are no defenses or offsets to its obligations under this Lease (or stating those claimed by Tenant) and stating the date at which rent or other charges have been paid by Tenant hereunder.

41.    Tenant’s Option to Extend Term. If Tenant has not defaulted in the performance of the terms and conditions of this Lease, Tenant shall have, and is hereby granted, three (3) periods of five (5), years each, the first such renewal period shall be designated First Renewal Term, the second renewal period shall be designated Second Renewal Term, and the third renewal period shall be designated Third Renewal Term. The rent for each renewal term shall be determined as set forth in Paragraph 3 of this Lease, that is, if Landlord does not elect to reappraise the Rented Property as set forth in said Paragraph 3, then the annual rental shall be determined by the Consumer Price Index adjustment. Each such renewal term shall be upon the same terms and conditions as herein set forth with respect to the original term. Tenant must exercise its option with respect to any next succeeding renewal term by giving Landlord written notice thereof not less than one year prior to the expiration of the then current lease term or renewal term. Tenant may not exercise its option with respect to the Second Renewal Term unless it has exercised its option with respect to the First Renewal Term. Tenant may not exercise its option with respect to the Third Renewal Term unless it has exercised its option with respect to the Second Renewal Term.

42.    Conveyances by Landlord. The term “Landlord” as used in this Lease, so far as the covenants and obligations on the part of Landlord are concerned, shall mean only the owner or owners of the Rented Property, and in the event of any transfer or transfers of title thereto, the Landlord named (and in the case of any subsequent transfer, the then grantor) shall be released from and after the date of such transfer of all personal liability as respects the performance of any covenants or obligations by the Landlord thereafter to be performed; provided that any funds in the hands of the Landlord or the then grantor, at the time of such transfer, in which Tenant has an interest shall be delivered to the grantee. It is the intent of the foregoing that the Landlord’s covenants and obligations hereunder shall be binding on Landlord, its successors and assigns, only during and in respect of their respective successive periods of ownership of the Rented Property.

43.    Surrender of Premises. At the termination or expiration of this Lease, Tenant, if requested by Landlord, shall execute and deliver to Landlord an appropriate release in recordable form of all of the Tenant’s interests in the Rented Property.

44.    Lease Subject to Declarations. Landlord represents to Tenant that it owns the Rented Property in fee simple subject to easements, covenants, conditions and restrictions and reservation of record which will not interfere with the intended use of the Rented Property by Tenant.

45.    Short Form Lease. Both Tenant and Landlord agree to execute a short form of this Lease in recordable form setting forth the term of the Lease, the options contained herein and the prohibitions against mechanics’ lien being filed against Landlord’s interest in the Rented Property.

46.    Real Estate Commission. Each party represents and warrants to the other that it has involved no other broker or finder in the transaction to whom such other party might be subject to a claim for a commission or fee with respect to this Lease, and each party agrees to indemnify and hold harmless the other from any breach of the foregoing representation and warranty by the indemnifying party.

47.    Bankruptcy. If Tenant shall become bankrupt or insolvent or unable to pay its debts as such become due, or file any debtor proceedings or if Tenant shall take or have taken against either party in any court pursuant to any statute either of the United States or of a state a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee or all or a portion of Tenant’s property, or if Tenant makes an assignment for the benefit of creditors, or petitions for or enters into an arrangement, then this Lease shall terminate and the Landlord, in addition to any other rights or remedies it may have, shall have the immediate right of re-entry and may remove all persons and property from the Rented Property and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Tenant, all without service of notice or resort to legal process and without being deemed guilty or trespass, or becoming liable for any loss or damage which may be occasioned thereby.

48.    Intentionally Omitted.

49.    Hazardous Waste.

A.  Prior Use.               Tenant acknowledges that during the term of this Lease, Hazardous Material, gasoline, and motor oil was and is still being used on the Rented Property as described in the “Lease.” Tenant warrants to Landlord that such use by Tenant was duly authorized by permits issued by the applicable Regulatory Agencies. Tenant shall, at its expense, maintain and shall deliver, if so requested by Landlord, the following:

(1)           Current and valid permits authorizing the use of Hazardous Material on the Rented Property issued by the Regulatory Agencies.

(2)           A letter from the Regulatory Agencies addressed to Landlord certifying to Landlord that their records do not reflect any complaints filed against Tenant for or uncured violations of applicable regulations regarding the use of Hazardous Material on the Rented Property.

(3)           Written findings as to violations of applicable regulations or contamination based upon a “phase one” site compliance study completed by an environmental consulting and engineering firm approved by Landlord and paid for by Tenant. Tenant shall not be required to pay for more than one (1) study every two (2) years. If such findings disclose that Tenant’s use, storage and disposal of Hazardous Material violates, or that the Rented Property is in violation of, any applicable federal, state or County or municipal ordinances, laws, rules or regulations, the conditions of use stated in the permits issued by the Regulatory Agencies, or that there is existing contamination, then Tenant, at its expense, shall immediately take and pursue, with due diligence and in good faith, all remedial action recommended by such study in order that such firm can certify to Landlord that the Rented Property is free of any such violation and contamination. Alternatively, if the Rented Property has been determined to be contaminated, Tenant shall immediately remedy the source of the contamination but may, at Tenant’s election, apply to and enroll the Rented Property in any state or federal contamination clean-up program, should it so elect. Tenant is required to ensure the Rented Property continuously remains eligible under the enrolled program and Tenant shall bear any and all costs not borne by the state or federal contamination clean-up program. Tenant shall, likewise, at Tenant’s cost and expense, obtain “phase two” studies or such other reports or cause to be conducted such other tests and investigations as may be recommended by the consulting and engineering firm or by representatives of Regulatory Agencies.

(4)           Further, as to any such violation or contamination, Tenant shall indemnify, pay and save Landlord harmless in accordance with the indemnification provision set forth in Subparagraph G.

B.   Prohibition. After the date of this Lease, Tenant shall not cause or permit any Hazardous Material to be brought upon, kept, or used in or about the Rented Property except for such gasoline, motor oil and such other materials as are necessary in or to Tenant’s business and as permitted under permits issued by the applicable Regulatory Agencies.

C.   Use. Any Hazardous Material permitted on the Rented Property as provided in Subparagraph B, and all containers therefor, shall be used, kept, stored and disposed of in a manner that complies with all federal, state and local laws or regulations applicable to this Hazardous Material and in compliance with the conditions of use set forth in the permits issued by the applicable Regulatory Agencies. As used in this Paragraph 49, Regulatory Agencies mean the Florida Department of Environmental Regulations, Broward County Department of Natural Resource Protection, and any other federal, state or local agency which requires the issuance of a permit, or which has issued regulations pertaining to the use, storage; transportation and disposal of Hazardous Material.

D.   Discharge. Tenant shall not discharge, leak or emit, or permit to be discharged, leaked or emitted any material into the atmosphere, ground, sewer system, or any body of water, if that material (as is reasonably determined by the Landlord, or any governmental authority) does or may pollute or contaminate the same, or may adversely affect (a) the health, welfare, or safety of persons, whether located on the Rented Property or elsewhere, or (b) the condition, use or enjoyment of the building or any other real or personal property located on the Rented Property.

E.   Compliance.

(1)           At the commencement of each Lease Year, Tenant shall disclose, if so requested by Landlord, to Landlord the names and approximate amounts of all Hazardous Material that Tenant intends to store, use or dispose of on the Rented Property in the coming Lease Year. In addition, at the commencement of each Lease Year, beginning with the second Lease Year, Tenant shall disclose, if so requested by Landlord, to Landlord the names and amounts of all Hazardous Materials that were actually used, stored or disposed of on the Rented Property if those materials were not previously identified to Landlord at the commencement of the previous Lease Year.

(2)           At the beginning of each Lease Year, Tenant shall deliver, if so requested by Landlord, to Landlord the then valid and current permits issued by the Regulatory Agencies to Tenant authorizing the use of Hazardous Material on the Rented Property, and all compliance reports required to be made by Tenant to the Regulatory Agencies during the preceding Lease Year. Such compliance reports shall be made by Tenant to the Regulatory Agencies on a timely basis and in full and complete compliance with the Regulatory Agencies regulations pertaining thereto.

(3)           If during the term of this Lease, any Regulatory Agencies or any other person files a complaint against Tenant, that Tenant is violating any federal, state or local applicable regulation pertaining to the use, storage, transportation or disposal of hazardous materials, the allegations thereof shall be sent forthwith to Landlord. Tenant agrees to take immediate steps to eliminate any such violations, and to have the Regulatory Agencies monitoring such complaint certify to Landlord that the alleged violations in the complaint have been eliminated and that the Tenant is in full and complete compliance with the federal, state or local law under which the complaint was filed. If Landlord has not received such certificate from the Regulatory Agencies handling the complaint within one hundred twenty (120) days after the issuance of the notice thereof, then Landlord may elect to cure such violation, in which event, Tenant agrees to pay, save harmless and indemnify Landlord for the cost it expends to bring Tenant in compliance with the applicable law to eliminate the violations thereunder.

(4)           During the term of this Lease, Landlord or Landlord’s environmental consultants and engineers shall have the right to come upon the Rented Property to inspect same during reasonable business hours. In such event, Tenant agrees to give to Landlord or its inspecting engineers all permits, compliance reports, notice of violation and correspondence to and from the Regulatory Agencies. If Landlord or Landlord’s environmental consultants and engineers determine from such on-site inspection that Tenant is not complying with applicable regulations governing the use, storage, transportation and disposal of Hazardous Material on the Rented Property, then Landlord may, at its election, require a “phase one” compliance site study to be made by such engineers. If such study discloses any violations and evidence of contamination, then Tenant shall pay for such report and for the cost of eliminating any violations of applicable law or any contamination.

(5)           Further, upon the expiration or earlier termination of this Lease or upon the occurrence of a default under this Lease by Tenant, Landlord may, at Landlord’s option, require the removal of all underground storage tanks, if any, located on the Rented Property and all hazardous substances and hazardous materials and the containers storing same. Landlord may also obtain, at Tenant’s expense, a complete and comprehensive site compliance study completed by an environmental consulting and engineering firm approved by Landlord. If such report discloses violations of regulations of the Regulatory Agencies or existing contamination, then Tenant, at its expense, shall within ninety (90) days thereafter take all remedial action recommended by such study in order that such firm can certify to Landlord that the Rented Property is free from any such violation and contamination.

F.    Definition. As used herein, the term “Hazardous Material” means (a) any “hazardous waste” as defined by the Resource Conservation and Recovery Act of 1976, as amended from time to time, and regulations promulgated thereunder; (b) any “hazardous substance” as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, and regulations promulgated thereunder; (c) any oil, petroleum products and their by-products; and (d) any substance that is or becomes regulated by any federal, state or local governmental authority. “Tenant” as used herein shall mean the Tenant, its employees or agents, or any other entity who has possession of the Rented Property at any time during the term of this Lease, if such other entity is controlled directly or indirectly by the Tenant, and the Tenant and any other such entity shall be jointly and severally liable under the provisions of Paragraph 49.

G.   Indemnification. Tenant hereby agrees that it shall be fully liable for all costs and expenses related to the use, storage, and disposal of Hazardous Material on the Rented Property, and the Tenant shall give immediate notice to the Landlord of any violation or potential violation of the provisions of this Paragraph 49. Tenant shall defend, indemnify and hold harmless Landlord and all persons or entities who have at any time held the Landlord’s interest under this Lease and its Agents, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs, or expenses (including, without limitation, attorney’s and consultant’s fees, court costs and litigation expenses, whether incurred before, during or after trial, on appeal or in conjunction with post-judgment, administrative or bankruptcy proceedings) of whatever kind or nature, known or unknown, contingent or otherwise, arising out of or in any way related to (a) the use, storage, presence, disposal, release or threatened release of Hazardous Material on, from, or affecting the Rented Property; (b) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to that Hazardous Material; (c) any lawsuit, quasi-judicial or administrative proceeding brought or threatened, settlement reached or government order relating to that Hazardous Material; or (d) any violation of laws, codes, ordinances or regulations applicable thereto. The provisions of this Paragraph 49 shall be in addition to any other obligations and liabilities Tenant may have to Landlord at law or equity and shall survive the transactions contemplated herein and the termination of this Lease.

50.    Waiver of Trail by Jury. To the extent permitted by law, Landlord and Tenant hereby waive trial by jury in the event of litigation brought by either of the parties hereto against the other in any matter arising out of or in any way connected with this Lease or the Rented Property, or the improvements thereon.

51.    Merger. In no event shall the leasehold interest, estate or rights, of Tenant hereunder, or of the holder of any mortgage upon this Lease, merge with any interest, estate or rights of Landlord in or to the Rented Property, it being understood that such leasehold interest, estate, and rights of Tenant hereunder and of the holder of any mortgage upon this Lease shall be deemed to be separate and distinct from Landlord’s interest, estate and rights in and to the Rented Property, notwithstanding that any such interest, estates or rights shall at any time or times be held by or vested in the same person, corporation or other entity.

52.    Waiver of Liability. Anything contained in this Lease to the contrary notwithstanding, Tenant agrees that Tenant shall look solely to the estate and property of Landlord in the Rented Property for the collection of any judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms and provisions of this Lease to be observed and/or performed by Landlord; subject, however, to the prior rights of the holder of any mortgage encumbering the Rented Property, from time to time, and no other assets of Landlord shall be subject to levy, execution or other judicial process for the satisfaction of Tenant’s claim.

53.    Corporate Tenant. If Tenant is or will be a corporation, the persons executing this Lease on behalf of Tenant hereby covenant, represent and warrant that Tenant is a duly incorporated Florida corporation and the person or persons executing this Lease on behalf of Tenant is an officer or officers of such Tenant and that he or they, as such officers, were duly authorized to sign and execute this Lease. Upon request of Landlord to Tenant, Tenant shall deliver to Landlord documentation reasonably satisfactory to Landlord evidencing Tenant’s compliance with the provisions of this paragraph.

54.    Relationship of Parties. Nothing contained in this Lease shall be deemed to constitute or be construed to create the relationship of principal and agent, partnership, joint-venturers, or any other relationship between the parties hereto, other than the relationship of Landlord and Tenant.

55.    Lease in Full Force and Effect. Tenant hereby acknowledges that the Lease is in full force and effect and is the valid and enforceable obligation and agreement of the Tenant in accordance with the terms and provisions hereof. Tenant hereby waives, discharges and releases forever all existing claims, defenses and rights of setoff that Tenant may have against Landlord which may affect the enforceability by Landlord of its rights and remedies under this Lease. Tenant represents, warrants and covenants that there are no offsets, counterclaims or defenses against its obligations under this Lease and that Tenant has full power and authority and legal right to execute and deliver this Lease and to keep and observe all the terms and conditions on its part hereunder to be observed and performed.

EXECUTED this 16th day of January, 1998.

LANDLORD:

/s/ Sheri Winchester-Lucas	/s/ Ernest F. Klatt
SHERI WINCHESTER-LUCAS	ERNEST F. KLATT a/k/a ERNEST KLATT
Printed Name of Witness

/s/ Michael A. Schroeder
MICHAEL A. SCHROEDER
Printed Name of Witness

/s/ Sheri Winchester-Lucas	/s/ Violet Klatt
SHERI WINCHESTER-LUCAS	VIOLET KLATT
Printed Name of Witness

/s/ Michael A. Schroeder
MICHAEL A. SCHROEDER
Printed Name of Witness

/s/ Sheri Winchester-Lucas	/s/ Ernest F. Klatt
SHERI WINCHESTER-LUCAS	ERNEST F. KLATT a/k/a ERNEST KLATT,
Printed Name of Witness	BY VIOLET KLATT, HIS ATTORNEY IN
FACT, UNDER THAT CERTAIN
/s/ Michael A. Schroeder	DURABLE POWER OF ATTORNEY
MICHAEL A. SCHROEDER	DATED MARCH 22, 1991
Printed Name of Witness

TENANT:

MITEY MITE RACE TRACKS, INC.,
/s/ Jules Ross	a Florida corporation
JULES ROSS
Printed Name of Witness	By:	/s/ Irwin R. Mogerman
IRWIN R. MOGERMAN
/s/ Richard M. Mogerman	Its:	President
RICHARD M. MOGERMAN
Printed Name of Witness

WILLIAMS, HATFIELD AND STONER, INC.

23[illegible] WILTON DRIVE | ENGINEERS • PLANNERS • SURVEYORS | FORT LAUDERDALE, FLORIDA

SKETCH AND DESCRIPTION

COMMERCE CENTER OF DANIA
PLATBOOK 130-44 B.C.R.

S 89°10'24" W
540.62'
57.50'
℄ TIGERTAIL BLVD.
S 89°10'24" W
537.36'
526.01'
S 02°34'12" E
450.98'
581.18'
648.69'
N 00°00'00" E
1"=100'
LOT 7
TIGERTAIL GROVE
RESUBDIVISION
PLATBOOK 30-20
B.C.R.
7.83 ACRES
LOT 8
I-95 (STATE ROAD 9)
Δ = 01°15'25"
R = 5929.65'
L = 130.07'
S 89°12'26" W
512.72'
℄ WEST DANIA BEACH BLVD.

DESCRIPTION

LOT 7
TIGERTAIL GROVE RESUBDIVISION
as recorded in platbook 30 page 20
of the public records of Broward County,
Florida.
Together with:
That portion of Tigertail Blvd. lying north
of and adjacent to said Lot 7 ;Less the north
7.5 feet thereof.

SEAL
NOT VALID UNLESS SEALED HERE WITH AN EMBOSSED SURVEYOR'S SEAL.

CER[illegible]FICATE

[illegible]IS IS TO CERTIFY THAT THE SKETCH SHOWN HEREON AND THE ATTACHED DESCRIPTION IS ACCURATE AND CORRECT TO THE [illegible]ST OF MY KNOWLEDGE AND BELIEF AND DOES NOT REPRESENT A FIELD SURVEY. I FURTHER CERTIFY THAT THIS SKETCH AND [illegible]SCRIPTION MEETS THE MINIMUM TECHNICAL STANDARDS SET FORTH UNDER RULE 21HH-6 F.A.C. ADOPTED BY THE FLORIDA [illegible] LAND SURVEYORS, SEPTEMBER 1, 1981.

REVISIONS	DATE	BY

PROFESSIONAL SURVEYOR NO. 4376 • STATE OF FLORIDA
Keith R. Sanders

DATE	DRAWN BY	CHECKED BY	MANAGER
1/21/96	MES	KES	KRS

SKETCH NO. SU-14492

FIRST AMENDMENT TO AMENDED AND RESTATED LEASE

THIS FIRST AMENDMENT TO AMENDED AND RESTATED LEASE (this “First Amendment”) is dated as of July 29, 1998, and is entered into by and between ERNEST KLATT and VIOLET KLATT (collectively, “Landlord”), and MITEY MITE RACE TRACKS, INC., a Florida corporation (“Tenant”)

R E C I T A L S

A.          Landlord and Lessee entered into that certain Amended and Restated Lease dated as of April 1, 1997 (the “Original Lease”) for the lease of approximately 7.83 acres of commercial land in the City of Dania, County of Broward, State of Florida, as described more particularly in Exhibit “A” attached hereto and made a part hereof (the “Demised Premises”). The Original Lease as amended by this First Amendment shall be referred to hereinafter as the “Lease.”

B.           Tenant desires to set forth and/or clarify its right to enter into financing arrangements and, in connection therewith, to secure all obligations, indebtedness and liabilities under such financing arrangements by a first priority mortgage and related instruments (as the same may be amended, a “Leasehold Mortgage”) secured by Tenant’s interest in the Lease, any sublease(s) thereunder, and a leasehold interest in the Demised Premises (collectively, “Tenant’s Interest”).

C.           Tenant desires to obtain Landlord’s consent to Tenant’s assignment of the Lease, all subleases thereunder, if any, and Tenant’s leasehold interest in the Demised Premises to Festival Fun Parks, LLC, a Delaware limited liability company (“FFP”).

In consideration of the foregoing recitals, the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

A G R E E M E N T

1.           DEFINITIONS; EFFECT ON LEASE. All capitalized terms used in this First Amendment which are not defined herein shall have the same meanings set forth in the Original Lease.

2.           RIGHT TO ENCUMBER. Notwithstanding anything to the contrary contained in the Original Lease, Tenant may, without Landlord’s consent, grant to Institutional Lenders, as hereinafter defined, a first priority mortgage or security interests in Tenant’s Interest for the benefit of a mortgagee and any assignees thereof (each a “Leasehold Mortgagee”) and assign the Lease and any sublease(s) thereunder, as collateral security under a first priority Leasehold Mortgage, upon the condition that all rights acquired under such Leasehold Mortgage shall be subject to each and all of the covenants, conditions and restrictions set forth in the Lease, and to all rights and interests of Landlord therein, none of which covenants, conditions or restrictions is or shall be waived by Landlord by reason of the right given to Tenant hereunder to mortgage or grant security interests in Tenant’s Interest, except as otherwise expressly provided herein. Under no circumstances shall Tenant have any right to encumber any portion of Landlord’s fee interest in the Demised Premises. Notwithstanding anything to the contrary herein, any Leasehold Mortgagee must be an “institutional lender”, which shall include any savings bank, savings and loan association,

1

commercial bank, trust company, credit union, insurance company, real estate investment trust, pension fund, or other nationally recognized capital market lender (such as Fleet Capital Corporation). It shall be a material default under the Lease should Tenant grant other than a first priority mortgage or security interest in Tenant’s Leasehold Estate or encumber that estate by granting a lien in favor of other than an Institutional Lender.

3.            RIGHTS OF LEASEHOLD MORTGAGEE. Upon Tenant and/or Tenant’s successors and assignees mortgaging or granting a security interest in Tenant’s Interest, (a) provided that Landlord has been provided with (i) certified copies of the Leasehold Mortgage and any amendments, modifications or supplements thereto, and (ii) the name and address of the Leasehold Mortgagee to be used for notice purposes, (b) provided the Mortgage or security interest is a first priority lien and provided further that the holder thereof is and at all times remains an Institutional Lender, and (c) so long as such leasehold mortgage shall remain unsatisfied of record or until written notice of satisfaction is given by the holder to Tenant, the following provisions shall apply, :

a.            There shall be no cancelIation, surrender, or acceptance of surrender of the Lease or material amendment or modification of the Lease which materially adversely affects the Leasehold Mortgagee’s security interest in Tenant’s Interest, by joint action of Landlord and Tenant or by Tenant alone, without in each case the prior written consent of the Leasehold Mortgagee or its appointed agent(s); provided that the Leasehold Mortgagee’s consent pursuant to this Section 3(a) shall not be unreasonably withheld, conditioned or delayed; provided further that if the Leasehold Mortgagee has not responded in writing to a written request for consent pursuant to this Section 3(a) within thirty (30) days of receipt of such request, the Leasehold Mortgagee shall be deemed to have consented to such request and each of Tenant and Landlord shall proceed as if a written consent from the Leasehold Mortgagee had been received. No merger shall result from the acquisition by, or devolution upon, any one entity of the fee and the leasehold estates in the Demised Premises.

b.            Landlord shall, upon serving Tenant with any notice or other communication, whether of default or any other matter, simultaneously serve a copy of such notice upon each Leasehold Mortgagee or its appointed agent(s) that has notified Landlord in writing of its security interest in Tenant’s Interest and its notice address, and no such notice or other communication to Tenant shall be deemed given unless a copy is so served upon the Leasehold Mortgagee or its appointed agent(s) in the manner provided in the Lease for the giving of notice. Failure of Landlord to serve the foregoing notice on Leasehold Mortgagee shall not constitute a default by Landlord under the Lease but shall render the notice served on Tenant as ineffective until such notice is served on Leasehold Mortgagee.

c.            In the event of any default by Tenant under the Lease, the Leasehold Mortgagee shall have the same period, after service of written notice upon such default, to remedy or cause to be remedied the default complained of as Tenant has under the Lease for such default, plus an additional thirty (30) days (ten (10) days in the case of a monetary default), and Landlord shall accept such performance by or at the instigation of such Leasehold Mortgagee as if same has been done by Tenant. Each notice of default given by Landlord will state the amounts of whatever rent and other payments herein provided for are then claimed to be in default. Tenant hereby authorizes Landlord to accept performance by Leasehold Mortgagee without prior notice to or consent by Tenant, and Tenant hereby knowingly, voluntarily and irrevocably waives any claim against Landlord arising from such performance and

2

agrees to indemnify and hold Landlord harmless from all claims, demands, damages, losses, costs and expenses, including reasonable attorneys’ fees, arising therefrom.

d.            Anything herein contained notwithstanding, if any non-monetary default shall occur which, pursuant to any provision of the Lease, entitles Landlord to terminate the Lease, and if before the expiration of the time period described in Subparagraph 3(c), the Lender shall have commenced or caused to be commenced the work of curing such default and is prosecuting or causing the prosecution of same to completion in good faith with reasonable diligence and continuity, then in such event Landlord shall not be entitled to terminate the Lease and any notice of termination theretofore given shall be void and of no effect.

e.            Except where the Leasehold Mortgagee has become the Tenant, no liability for the payment of rent or the performance of any of Tenant’s covenants and agreements under the Lease shall attach to or be imposed upon the Leasehold Mortgagee, all such liability being hereby expressly waived by Landlord, and if the Leasehold Mortgagee or its nominee or designee becomes the Tenant under the Lease, all of the obligations and liabilities of the Leasehold Mortgagee or its nominee or designee shall cease and terminate upon assignment of the Lease in accordance with Paragraph 9 of the Lease, provided all defaults under the Lease have been fully cured.

f.             Landlord, within ten (10) days after a request in writing by Tenant or the Leasehold Mortgagee, shall furnish a written statement, duly acknowledged, that the Lease is in full force and effect and that there are no defaults thereunder by Tenant, or if there are any defaults, such statement shall specify the defaults Landlord claims exist.

g.            If Tenant fails to exercise any extension, renewal or purchase option in the Lease, Landlord shall promptly send the Leasehold Mortgagee written notice thereof, and the Leasehold Mortgagee, within thirty (30) days after receipt of such notice, may exercise any such option on behalf of Tenant.

h.            Subject to the Leasehold Mortgagee’s complying with the conditions of this First Amendment, to the Original Lease not being in default and subject to the rights of Landlord under and full compliance with the requirements regarding transfers, assignments and subletting of the Demised Premises contained in the Original Lease, Landlord hereby consents to: (i) the foreclosure of a Leasehold Mortgage, (ii) any sale of Tenant’s interest in the Lease and the Demised Premises in connection with a foreclosure, whether by judicial proceedings or by virtue of any power of sale contained in the Leasehold Mortgage, (iii) any conveyance of Tenant’s interest in the Lease and the Demised Premises from Tenant to the Leasehold Mortgagee or its nominee or designee by virtue of or in lieu of foreclosure or other appropriate proceedings, and (iv) if Leasehold Mortgagee or its nominee or designee become the holder of Tenant’s interest in the Lease and the Demised Premises, the conveyance of such interest by Leasehold Mortgagee or its nominee or designee in accordance with the terms of the assignment provisions of the Original Lease, except that all obligations and liabilities of the Leasehold Mortgagee or its nominee or designee arising thereafter under such lease shall cease and terminate upon such assignment; provided, however, that nothing herein shall operate to release Leasehold Mortgagee or its nominee or designee from such obligations or liabilities, if any, which arose prior to such assignment.

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5.             CONSENT TO ASSIGNMENT OF LEASE AND LEASEHOLD MORTGAGE. Notwithstanding anything to the contrary contained in the Lease, Landlord hereby consents to (i) the assignment of the Lease, all subleases thereunder, if any, and Tenant’s leasehold interest in the Demised Premises to FFP, which assignment to FFP shall be effective as of the date of set forth on that certain Assignment and Assumption of Lease executed by Tenant and FFP, an executed copy of which shall be promptly delivered to Landlord by Tenant, and (ii) FFP’s granting of a first Leasehold Mortgage in favor of Fleet Capital Corporation, as a Leasehold Mortgagee.

6.             MODIFICATION; ENTIRE AGREEMENT. This First Amendment may not be modified or terminated orally, and constitutes the entire agreement between the parties with respect to the subject matter hereof.

7.             SUCCESSORS AND ASSIGNS. This First Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns (including, without limitation, FFP).

8.             CONSTRUCTION; REAFFIRMATION. Except as expressly amended hereby, all of the terms and conditions of the Original Lease shall remain unmodified and in full force and effect. In the event of a conflict between the terms of the Original Lease and the terms of this First Amendment, the terms of this First Amendment shall govern and prevail. The Original Lease, as amended by this First Amendment, is hereby reaffirmed.

9.             COUNTERPARTS. This First Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument, binding on the parties hereto. The signature of either party hereto to any counterpart hereof shall be deemed a signature to, and may be appended to, any other counterpart hereof. Facsimile signatures shall be fully binding and effective for all purposes as if they were original signatures.

(Signature page follows)

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IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment as of the day and year first written above.

TENANT:		Executed in the presence of:

MITEY MITE RACE TRACKS, INC., a
Florida corporation
/s/ Richard M. Mogerman
By:	/s/ Jules Ross	Print Name:	RICHARD M. MOGERMAN

Name:	Jules Ross
/s/ [ILLEGIBLE]
Title:	Vice President	Print Name:	[ILLEGIBLE]

LANDLORD:		Executed in the presence of:

/s/ Ernest Klatt
Ernest Klatt a/k/a Ernest F. Klatt		/s/ M. Larche
		Print Name:	Megan Larche

/s/ Judithlynn Jocis
		Print Name:	JUDITHLYNN JOCIS

/s/ Violet Klatt		/s/ M. Larche
Violet Klatt		Print Name:	Megan Larche

/s/ Judithlynn Jocis
		Print Name:	JUDITHLYNN JOCIS

5

WILLIAMS, HATFIELD AND STONER, INC.

2312 WILTON DRIVE — ENGINEERS • PLANNERS • SURVEYORS — FORT LAUDERDALE, FLORIDA

SKETCH AND DESCRIPTION

TIGERTAIL BLVD.
S 89°10'24" W
S 89°10'24" W
537.36'
67.50'
526.01'
S 02°34'12" E
450.98'
LOT 7
TIGERTAIL GROVE
RESUBDIVISION
PLATBOOK 30-20
B.C.R.
7.83 ACRES
Δ = 01°18'20"
L = 130.67'
581.18'
N 00°00'00" E
I-95 (STATE ROAD 9)
WEST DANIA BEACH BLVD.
512.72'
1"=100'
LOT 8

DESCRIPTION

LOT 7

TIGERTAIL GROVE RESUBDIVISION

as recorded in platbook 30 page 20 of the public records of Broward County, Florida.

Together with:

That portion of Tigertail Blvd. lying north of and adjacent to said Lot 7 ;Less the north 7.5 feet thereof.

SEAL
NOT VALID UNLESS SEALED HERE WITH AN EMBOSSED SURVEYOR'S SEAL.

CERTIFICATE

THIS IS TO CERTIFY THAT THE SKETCH SHOWN HEREON AND THE ATTACHED DESCRIPTION IS ACCURATE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF AND DOES NOT REPRESENT A FIELD SURVEY. I FURTHER CERTIFY THAT THIS SKETCH AND DESCRIPTION MEETS THE MINIMUM TECHNICAL STANDARDS SET FORTH UNDER RULE [illegible] F.A.C. ADOPTED BY THE FLORIDA BOARD OF LAND SURVEYORS, SEPTEMBER 1, 1981.

REVISIONS	DATE	BY

PROFESSIONAL SURVEYOR NO. [illegible] STATE OF FLORIDA

Keith R. Sanders

DATE	DRAWN BY	CHECKED BY	MANAGER
1/31/96	MRS	KCS	KRS

SU-14491

EXHIBIT “A”

RECORDING REQUESTED BY

AND WHEN RECORDED MAIL TO:

Paul, Hastings, Janofsky & Walker LLP

555 South Flower Street, 23rd Floor

Los Angeles, California 90071

Attn: Rick S. Kirkbride, Esq.

SPACE ABOVE THIS LINE RESERVED FOR RECORDER’S USE

ASSIGNMENT AND ASSUMPTION OF LEASES

(Bryan Oaks Center Leases)

THIS ASSIGNMENT AND ASSUMPTION OF LEASES (this “Assignment”) is made and entered into on the 29th day of July, 1998 (the “Effective Date”), by and between BRYAN OAKS CENTER, INC., a Florida corporation (“Assignor”), and FESTIVAL FUN PARKS, LLC, a Delaware limited liability company (“Assignee”), with reference to the following facts:

A.            Assignor is the current landlord under those certain leases more particularly described on Exhibit “A” attached hereto (collectively, the “Leases”) relating to certain real property located in the City of Dania, County of Broward, State of Florida (collectively, the “Properties”).

B.            Assignor desires to assign to Assignee, as of the Effective Date (as defined below), all of its right, title and interest in, to and under the Leases, and Assignee desires to receive from Assignor such assignment and to assume each and all of the obligations of Assignee as landlord under the Leases to be performed following the Effective Date.

NOW THEREFORE, in consideration of the promises and conditions contained herein, the parties hereto do hereby agree as follows:

1.             Assignment. Assignor hereby assigns and transfers to Assignee all of its right, title and interest in, to and under the Leases, effective as of the Effective Date.

2.             Assumption. Assignee hereby assumes, effective as of the Effective Date, all obligations of Assignor as landlord under the Lease arising from and after the Effective Date and agrees to be bound by and perform all of Landlord’s covenants, duties and obligations arising thereunder from and after the Effective Date. Notwithstanding the foregoing, Assignee shall have no obligation, liability or responsibility for any liability, cost, expense or obligation of Assignor under the Leases arising prior to the Effective Date, or attributable to such period.

1

3.              Indemnification by Assignor. Assignor for itself, its (past and present) officers, directors, members, shareholders, attorneys, legal representatives, and constituent parent, subsidiary and affiliate corporations and each of their past and present partners, officers, agents and employees, and each of their successors and assigns (collectively, the “Assignor Parties”) hereby indemnifies, defends and holds Assignee (and each of the Assignee Parties (as defined below)) wholly free and harmless from and against any and all claims, demands, obligations, duties, liabilities, damages, expenses, indebtedness, debts, breaches of contract, duty or relationship, acts, omissions, misfeasance, malfeasance, causes of action, sums of money, accounts, compensation, contracts, controversies, promises, damages, costs, losses and remedies therefor, causes of action, rights of indemnity or liability of any type, kind, nature, description or character whatsoever, and irrespective of how, why or by reason of what facts, whether known or unknown, whether heretofore now existing or hereafter arising, whether liquidated or unliquidated related to the Leases or the Properties (collectively, “Claims”) which Assignee may incur or which may be asserted against Assignee by reason of any alleged obligation or undertaking of Assignor as landlord under the Leases, which Claims arise from events occurring prior to the Effective Date.

4.             Indemnification by Assignee. Assignee for itself, its (past and present) officers, directors, members, shareholders, attorneys, legal representatives, and constituent parent, subsidiary and affiliate corporations and each of their past and present partners, officers, agents and employees, and each of their successors and assigns (collectively, the “Assignee Parties”) hereby indemnifies, defends and holds Assignor (and each of the Assignor Parties) wholly free and harmless from and against any and all Claims which Assignor may incur or which may be asserted against Assignor by reason of any alleged obligation or undertaking of Assignee as landlord under the Leases, which Claims arise from events occurring on or after the Effective Date.

5.             Successors and Assigns. This Assignment shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns.

6.             Attorneys’ Fees. If any dispute should arise between the parties hereto regarding the terms or subject matter of this Assignment or the enforcement or breach of such terms, then the party prevailing in such dispute, whether by out-of-court settlement or final judicial determination, shall be entitled to recover from the non-prevailing party all costs and expenses of such dispute incurred by such prevailing party, including, without limitation, reasonable attorneys’ fees.

7.             Interpretation. This Assignment shall be construed and enforced in accordance with the laws of the State of Florida.

2

IN WITNESS WHEREOF, the undersigned have executed this Assignment on the date first above written.

“ASSIGNOR”		Executed in the presence of:

BRYAN OAKS CENTER, INC.,
a Florida corporation		/s/ Richard M. Mogerman
		Print Name:	RICHARD M. MOGERMAN
By:	/s/ Jules Ross

Name:	JULES ROSS	/s/ Michael A. Mogerman
		Print Name:	MICHAEL A. MOGERMAN
Title:	Vice President

“ASSIGNEE”		Executed in the presence of:

FESTIVAL FUN PARKS, LLC,
a Delaware limited liability company

FEC Holding Company, Inc.
its sole member

By:	/s/ Mark C. Monaco	/s/ Jean-Pierre Lachance
		Print Name:	JEAN-PIERRE LACHANCE
Name:	MARK C. MONACO

Title:	Vice President	/s/ Doug Trussler
		Print Name:	DOUG TRUSSLER

3

STATE OF FLORIDA	:
:
COUNTY OF BROWARD	:

The foregoing instrument was acknowledged before me this 8th day of July 1998, by Jules Ross, the Vice President of Bryan Oaks Center, Inc., a Florida corporation, who is personally known to me or who produced                      as identification.

Notary Seal and Commission	/s/ Richard M. Mogerman
Stamp	Print Name:	RICHARD M. MOGERMAN
NOTARY PUBLIC
My Commission Expires:

OFFICIAL NOTARY SEAL
RICHARD M. MOGERMAN
NOTARY PUBLIC STATE OF FLORIDA
COMMISSION NO. CC569344
MY COMMISSION EXP. JULY 15, 2000

STATE OF New York	:
:
COUNTY OF Nassau	:

The foregoing instrument was acknowledged before me this 20th day of July, 1998, by Mark C. Monaco, the                      of Festival Fun Parks, LLC, a Delaware limited liability company, who is personally known to me or who produced                               as identification.

Notary Seal and Commission	/s/ Ellen S. Wissemann
Stamp	Print Name:	Ellen S. Wissemann

NOTARY PUBLIC
	My Commission Expires:	7/28/99

ELLEN S. WISSEMANN

NOTARY PUBLIC, STATE OF NEW YORK

NO. 01W15062658

QUALIFIED IN NASSAU COUNTY

COMMISSION EXPIRES JULY 28, 1999

4

EXHIBIT “A”

LEASES

5

Exhibit “A”

1.                                      Lease Agreement dated February 10, 1998 by and between Bryan Oaks Center, Inc. and Landmark Education Corporation.

2.                                      Lease Agreement dated February 3, 1997 by and between Bryan Oaks Center, Inc. and South Florida Shredding, Inc.

3.                                      Lease Agreement dated August 11, 1995 by and between Bryan Oaks Center, Inc. and Richardson Electronics, Ltd., Incorporated.

4.                                      Lease Agreement dated January 3, 1994 by and between Bryan Oaks Center, Inc. and Bally Gaming, Inc.

5.                                      Lease Agreement dated September 15, 1995 by and between Bryan Oaks Center, Inc. and Birmingham Vending Company.

6.                                      Lease Agreement dated October 31, 1994 by and between Bryan Oaks Center, Inc. and Simrad Inc.

7.                                      Lease Agreement dated January 1, 1998 by and between Bryan Oaks Center, Inc. and Nationwide Computer Systems, Inc.

8.                                      Lease Agreement dated September 30, 1994 by and between Bryan Oaks Center, Inc. and All America Termite & Pest Control, Inc.

9.                                      Lease Agreement dated June 12, 1996 by and between Bryan Oaks Center, Inc. and Jimmy Jam Productions, Inc.

RECORDING REQUESTED BY

AND WHEN RECORDED MAIL TO:

Paul, Hastings, Janofsky & Walker LLP

555 South Flower Street, 23rd Floor

Los Angeles, California 90071

A. [ILLEGIBLE] Rick S. Kirkbride, Esq.

SPACE ABOVE THIS LINE RESERVED FOR RECORDER’S USE

ASSIGNMENT AND ASSUMPTION OF LEASE

(Ackerly Communications of Florida, Inc.)

THIS ASSIGNMENT AND ASSUMPTION OF LEASE (this “Assignment”) is made and entered into on the 29th day of July, 1998 (the “Effective Date”), by and between SECOND NATIONAL ACCEPTANCE CORP., a Florida corporation (“Assignor”), and FESTIVAL FUN PARKS, LLC, a Delaware limited liability company (“Assignee”), with reference to the following facts:

A.            Assignor is the current landlord under that certain Lease Agreement dated February 13, 1997 entered into by and between Assignor and ACKERLY COMMUNICATIONS OF FLORIDA, INC., a Florida corporation (“Tenant”) (the “Lease”), for the lease of certain real property located in the City of Dania, County of Broward, State of Florida, and more particularly described on Exhibit “A” attached hereto (the “Property”).

B.             Assignor desires to assign to Assignee, as of the Effective Date (as defined below), all of its right, title and interest in, to and under the Lease, and Assignee desires to receive from Assignor such assignment and to assume each and all of the obligations of Assignee as landlord under the Lease to be performed following the Effective Date.

NOW THEREFORE, in consideration of the promises and conditions contained herein, the parties hereto do hereby agree as follows:

1.             Assignment. Assignor hereby assigns and transfers to Assignee all of its right, title and interest in, to and under the Lease, effective as of the Effective Date.

2.             Assumption. Assignee hereby assumes, effective as of the Effective Date, all obligations of Assignor as landlord under the Lease arising from and after the Effective Date and agrees to be bound by and perform all of Landlord’s covenants, duties and obligations arising thereunder from and after the Effective Date. Notwithstanding the foregoing, Assignee shall have no obligation, liability or responsibility for any liability, cost,

1

expense or obligation of Assignor under the Lease arising prior to the Effective Date, or attributable to such period.

3.           Indemnification by Assignor. Assignor for itself, its (past and present) officers, directors, members, shareholders, attorneys, legal representatives, and constituent parent, subsidiary and affiliate corporations and each of their past and present partners, officers, agents and employees, and each of their successors and assigns (collectively, the “Assignor Parties”) hereby indemnifies, defends and holds Assignee (and each of the Assignee Parties (as defined below)) wholly free and harmless from and against any and all claims, demands, obligations, duties, liabilities, damages, expenses, indebtedness, debts, breaches of contract, duty or relationship, acts, omissions, misfeasance, malfeasance, causes of action, sums of money, accounts, compensation, contracts, controversies, promises, damages, costs, losses and remedies therefor, causes of action, rights of indemnity or liability of any type, kind, nature, description or character whatsoever, and irrespective of how, why or by reason of what facts, whether known or unknown, whether heretofore now existing or hereafter arising, whether liquidated or unliquidated related to the Lease or the Property (collectively, “Claims”) which Assignee may incur or which may be asserted against Assignee by reason of any alleged obligation or undertaking of Assignor as landlord under the Lease, which Claims arise from events occurring prior to the Effective Date.

4.             Indemnification by Assignee. Assignee for itself, its (past and present) officers, directors, members, shareholders, attorneys, legal representatives, and constituent parent, subsidiary and affiliate corporations and each of their past and present partners, officers, agents and employees, and each of their successors and assigns (collectively, the “Assignee Parties”) hereby indemnifies, defends and holds Assignor (and each of the Assignor Parties) wholly free and harmless from and against any and all Claims which Assignor may incur or which may be asserted against Assignor by reason of any alleged obligation or undertaking of Assignee as landlord under the Lease, which Claims arise from events occurring on or after the Effective Date.

5.             Successors and Assigns. This Assignment shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns.

6.             Attorneys’ Fees. If any dispute should arise between the parties hereto regarding the terms or subject matter of this Assignment or the enforcement or breach of such terms, then the party prevailing in such dispute, whether by out-of-court settlement or final judicial determination, shall be entitled to recover from the non-prevailing party all costs and expenses of such dispute incurred by such prevailing party, including, without limitation, reasonable attorneys’ fees.

2

7.             Interpretation. This Assignment shall be construed and enforced in accordance with the laws of the State of Florida.

IN WITNESS WHEREOF, the undersigned have executed this Assignment on the date first above written.

“ASSIGNOR”		Executed in the presence of:

SECOND NATIONAL ACCEPTANCE CORP.,
A Florida corporation		/s/ Michael A. Mogerman
		Print Name:	MICHAEL A MOGERMAN
By:	/s/ Jules Ross

Name:	JULES ROSS	/s/ Richard M. Mogerman
		Print Name:	RICHARD M. MOGERMAN
Title:	Vice President

“ASSIGNEE”		Executed in the presence of:

FESTIVAL FUN PARKS, LLC,
a Delaware limited liability company

FEC Holding Company, Inc.
its sole member

By:	/s/ Mark C. Monaco	/s/ Jean - Pierre Lachance
		Print Name:	JEAN - PIERRE LACHANCE
Name:	MARK C. MONACO

Title:	Vice President	/s/ Doug Trussler
		Print Name:	DOUG TRUSSLER

3

STATE OF FLORIDA	:
:
COUNTY OF BROWARD	:

The foregoing instrument was acknowledged before me this 8th day of July, 1998, by Jules Ross, the Vice President of Second National Acceptance Corp., a Florida corporation, who is personally known to me or who produced                      as identification.

Notary Seal and Commission	/s/ Richard M. Mogerman
Stamp	Print Name:	RICHARD M. MOGERMAN
NOTARY PUBLIC
OFFICIAL NOTARY SEAL
RICHARD M. MOGERMAN
NOTARY PUBLIC STATE OF FLORIDA
COMMISSION NO. CC569344
	My Commission Expires:	MY COMMISSION EXP. JULY 15, 2000

STATE OF NEW YORK	:
:
COUNTY OF NASSAU	:

The foregoing instrument was acknowledged before me this 20th day of July, 1998, by Mark C. Monaco, the                      of Festival Fun Parks, LLC, a Delaware limited liability company, who is personally known to me or who produced                               as identification.

Notary Seal and Commission	/s/ Ellen S. Wissemann
Stamp	Print Name:	Ellen S. Wissemann

NOTARY PUBLIC
	My Commission Expires:	7/28/99

ELLEN S. WISSEMANN

NOTARY PUBLIC, STATE OF NEW YORK

NO. 01WI5082656

QUALIFIED IN NASSAU COUNTY

COMMISSION EXPIRES JULY 28, 1999

4

EXHIBIT “A”

LEGAL DESCRIPTION OF PROPERTY

5

INTERSTATE 95 (STATE ROAD 9)
TIGERTAIL BLVD. (N.W. 1st ST.)
PARCEL "B"
LAKE
BOUNDARY & TOPOGRAPHIC SURVEY
FOR HANDY SARDA

RECORDING REQUESTED BY

AND WHEN RECORDED MAIL TO:

Paul, Hastings, Janofsky & Walker LLP

555 South Flower Street, 23rd Floor

Los Angeles, California 90071

Attn: Rick S. Kirkbride, Esq.

SPACE ABOVE THIS LINE RESERVED FOR RECORDER’S USE

ASSIGNMENT AND ASSUMPTION OF OPTION AND LEASE AGREEMENT

(BellSouth Mobility, Inc.)

THIS ASSIGNMENT AND ASSUMPTION OF OPTION AND LEASE AGREEMENT (this “Assignment”) is made and entered into on the 29th  day of July, 1998 (the “Effective Date”), by and between SECOND NATIONAL ACCEPTANCE CORP., a Florida corporation (“Assignor”), and FESTIVAL FUN PARKS, LLC, a Delaware limited liability company (“Assignee”), with reference to the following facts:

A.            Assignor is the current landlord under that certain Option and Lease Agreement dated February 4, 1991 entered into by and between Assignor and BELLSOUTH MOBILITY, INC. (“Tenant”) (the “Lease”), for the lease of certain real property located in the City of Dania, County of Broward, State of Florida, and more particularly described on Exhibit “A” attached hereto (the “Property”).

B.            Assignor desires to assign to Assignee, as of the Effective Date (as defined below), all of its right, title and interest in, to and under the Lease, and Assignee desires to receive from Assignor such assignment and to assume each and all of the obligations of Assignee as landlord under the Lease to be performed following the Effective Date.

NOW THEREFORE, in consideration of the promises and conditions contained herein, the parties hereto do hereby agree as follows:

1.             Assignment. Assignor hereby assigns and transfers to Assignee all of its right, title and interest in, to and under the Lease, effective as of the Effective Date.

2.             Assumption. Assignee hereby assumes, effective as of the Effective Date, all obligations of Assignor as landlord under the Lease arising from and after the Effective Date and agrees to be bound by and perform all of Landlord’s covenants, duties and obligations arising thereunder from and after the Effective Date. Notwithstanding the foregoing, Assignee shall have no obligation, liability or responsibility for any liability, cost, expense or obligation of Assignor under the Lease arising prior to the Effective Date, or attributable to such period.

1

3.             Indemnification by Assignor. Assignor for itself, its (past and present) officers, directors, members, shareholders, attorneys, legal representatives, and constituent parent, subsidiary and affiliate corporations and each of their past and present partners, officers, agents and employees, and each of their successors and assigns (collectively, the “Assignor Parties”) hereby indemnifies, defends and holds Assignee (and each of the Assignee Parties (as defined below)) wholly free and harmless from and against any and all claims, demands, obligations, duties, liabilities, damages, expenses, indebtedness, debts, breaches of contract, duty or relationship, acts, omissions, misfeasance, malfeasance, causes of action, sums of money, accounts, compensation, contracts, controversies, promises, damages, costs, losses and remedies therefor, causes of action, rights of indemnity or liability of any type, kind, nature, description or character whatsoever, and irrespective of how, why or by reason of what facts, whether known or unknown, whether heretofore now existing or hereafter arising, whether liquidated or unliquidated related to the Lease or the Property (collectively, “Claims”) which Assignee may incur or which may be asserted against Assignee by reason of any alleged obligation or undertaking of Assignor as landlord under the Lease, which Claims arise from events occurring prior to the Effective Date.

4.             Indemnification by Assignee. Assignee for itself, its (past and present) officers, directors, members, shareholders, attorneys, legal representatives, and constituent parent, subsidiary and affiliate corporations and each of their past and present partners, officers, agents and employees, and each of their successors and assigns (collectively, the “Assignee Parties”) hereby indemnifies, defends and holds Assignor (and each of the Assignor Parties) wholly free and harmless from and against any and all Claims which Assignor may incur or which may be asserted against Assignor by reason of any alleged obligation or undertaking of Assignee as landlord under the Lease, which Claims arise from events occurring on or after the Effective Date.

5.             Successors and Assigns. This Assignment shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns.

6.             Attorneys’ Fees. If any dispute should arise between the parties hereto regarding the terms or subject matter of this Assignment or the enforcement or breach of such terms, then the party prevailing in such dispute, whether by out-of-court settlement or final judicial determination, shall be entitled to recover from the non-prevailing party all costs and expenses of such dispute incurred by such prevailing party, including, without limitation, reasonable attorneys’ fees.

7.             Interpretation. This Assignment shall be construed and enforced in accordance with the laws of the State of Florida.

2

IN WITNESS WHEREOF, the undersigned have executed this Assignment on the date first above written.

“ASSIGNOR”		Executed in the presence of:

SECOND NATIONAL ACCEPTANCE CORP.,
a Florida corporation		/s/ Michael A. Mogerman
		Print Name:	Michael A. Mogerman
By:	/s/ Jules Ross

Name:	Jules Ross	/s/ Richard M. Mogerman
		Print Name:	Richard M. Mogerman
Title:	Vice President

“ASSIGNEE”		Executed in the presence of:

FESTIVAL FUN PARKS, LLC,
a Delaware limited liability company

FEC Holding Company, Inc. its sole member

By:	/s/ Mark C. Monaco	/s/ Jean-Pierre Lachance
		Print Name:	Jean-Pierre Lachance
Name:	Mark C. Monaco

Title:	Vice President	/s/ Doug Trussler
		Print Name:	Doug Trussler

3

STATE OF FLORIDA	:
:
COUNTY OF BROWARD	:

The foregoing instrument was acknowledged before me this 8th day of July, 1998, by Jules Ross, the Vice President of Second National Acceptance Corp., a Florida corporation, who is personally known to me or who produced                              as identification.

Notary Seal and Commission	/s/ Richard M. Mogerman
Stamp	Print Name:	RICHARD M. MOGERMAN
NOTARY PUBLIC
My Commission Expires:
[SEAL]
OFFICIAL NOTARY SEAL
RICHARD M. MOGERMAN
NOTARY PUBLIC STATE OF FLORIDA
COMMISSION NO. CC569344
MY COMMISSION EXP. JULY 15, 2000

STATE OF New York	:
:
COUNTY OF Nassau	:

The foregoing instrument was acknowledged before me this 20th day of July, 1998, by Mark C. Monaco, the                                            of Festival Fun Parks, LLC, a Delaware limited liability company, who is personally known to me or who produced                                                             as identification.

Notary Seal and Commission	/s/ Ellen S. Wissemann
Stamp	Print Name:	Ellen S. Wissemann

NOTARY PUBLIC
	My Commission Expires:	7/28/99

ELLEN S. WISSEMANN

NOTARY PUBLIC, STATE OF NEW YORK

NO. 01WI5082656

QUALIFIED IN NASSAU COUNTY

COMMISSION EXPIRES JULY 28, 1999

4

EXHIBIT “A”

LEGAL DESCRIPTION OF PROPERTY

5

2312 WILTON DRIVE — WILLIAMS, HATFIELD AND STONER, INC. — FORT LAUDERDALE, FLOR

ENGINEERS • PLANNERS • SURVEYORS

SKETCH AND DESCRIPTION

EAST LINE OF BELL SOUTH MOBILITY SITE DEXE
NE CORNER BELL SOUTH MOBILITY SITE DEXE
20.00'
S 02°13'02"E
22.08'
S45°00'00"W
SCALE 1" = 60'
BELL SOUTH MOBILITY SITE DEXE
29.45'
N 45°00'00"E
15'
744.16'
(11,323 SQUARE FEET)
729.84'
0.27 ACRES
ACREAGE
PARCEL "A"
DANIA OFFICE PARK
PLAT BOOK 130, PAGE 29
BROWARD COUNTY RECORDS
NORTH LINE PARCEL "A"
15'
NOTE:
BEARINGS SHOWN HEREON REFER TO A PLAT BEARING OF S 87°46'58"W ALONG THE NORTH LINE OF PARCEL "A" OF DANIA OFFICE PARK
N 87°46'58"E
S 87°46'58"W
NE CORNER PARCEL "A"
EAST LINE PARCEL "A"
15.00'
POINT OF BEGINNING
BRYAN ROAD
N01°09'03"W

Sheet 1 of 2

SEAL
NOT VALID U[NLESS]
SEALED HER[EON WITH]
AN EMBOSSE[D]
SURVEYOR'S

CERTIFICATE

THIS IS TO CERTIFY THAT THE SKETCH SHOWN HEREON AND THE ATTACHED DESCRIPTION IS ACCURATE AND CORRECT TO T[HE] BEST OF MY KNOWLEDGE AND BELIEF AND DOES NOT REPRESENT A FIELD SURVEY. I FURTHER CERTIFY THAT THIS SKETCH A[ND] DESCRIPTION MEETS THE MINIMUM TECHNICAL STANDARDS SET FORTH UNDER RULE 21HH-6 F.A.C. ADOPTED BY THE FLORI[DA] BOARD OF LAND SURVEYORS, SEPTEMBER 1, 1981.

REVISIONS	DATE	BY

PROFESSIONAL SURVEYOR NO. 4375 — STATE OF FLORID[A]
KEVIN R. SANDERS

DATE	DRAWN BY	CHECKED BY	MANAGER
9/3/92	LMR	KPA	[illegible]

WILLIAMS. HATFIELD AND STONER. INC.

2312 WILTON DRIVE	ENGINEERS • PLANNERS • SURVEYORS	FORT LAUDERDALE, FLORIDA

Description

A parcel of land being a portion of Parcel A. DANIA OFFICE PARK, as recorded in Plat Book 130, Page 29, of the Public Records of Broward County, Florida, said parcel being more particularly described us follows:

BEGIN at the Northeast corner of the said Parcel A;

THENCE on plat bearing of S 87º46’58” W along the North line of the said Parcel A, a distance of 749.84 feet;

THENCE S 45º00’00” W a distance of 22.08 feet to the Northeast corner of Bell South Mobility Site DEXE;

THENCE S 02º13’02” E along the East line of said Bell South Mobility Site DEXE a distance of 20.00 feet;

THENCE N 45º00’00” E a distance of 29.45 feet to a point on a line 15.00 feet South of and parallel with the North line of said Parcel A;

THENCE N 87°46’58” E along said parallel line a distance of 744.16 feet to the East line of said Parcel A;

THENCE N 01°09’03” W along said East line n distance of 15.00 feet to the POINT OF BEGINNING;

Said land situate within the City of Dania, Florida, containing 0.27 Acres (11,583 Square Feet), more or less.

102/LD2/090492

2

RECORDING REQUESTED BY

AND WHEN RECORDED MAIL TO:

Paul, Hastings, Janofsky & Walker LLP

65 South Flower Street, 23rd Floor

Los Angeles, California 90071

Attn: Rick S. Kirkbride, Esq.

SPACE ABOVE THIS LINE RESERVED FOR RECORDER’S USE

ASSIGNMENT AND ASSUMPTION OF LEASE AND SUBLEASE

(LaserTron, Inc.)

THIS ASSIGNMENT AND ASSUMPTION OF LEASE AND SUBLEASE (this “Assignment”) is made and entered into on the 29th day of July, 1998 (the “Effective Date”), by and between SECOND NATIONAL ACCEPTANCE CORP., a Florida corporation (“SNAC”), CENTRIS, INC., a Florida corporation (“Centris”) (SNAC and Centris are sometimes collectively referred to herein as “Assignor”), and FESTIVAL FUN PARKS, LLC, a Delaware limited liability company (“Assignee”), with reference to the following facts:

A.            SNAC is the landlord, and Centris is the tenant, under that certain Lease dated                        , 19      (the “Lease”), for the lease of certain real property located in the City of Dania, County of Broward, State of Florida, and more particularly described on Exhibit “A” attached hereto (the “Property”).

B.            Centris and LASERTRON, INC., a New York corporation (“LaserTron”) are parties to (i) that certain Agreement dated July 31, 1997, and (ii) that certain Sublease dated July 31, 1997, wherein Centris is the current sublandlord (but referred to therein as “Tenant”) and LaserTron is the subtenant, with respect to the Property (which Agreement and Sublease are collectively referred to herein as the “Sublease”).

C.            SNAC and Centris each desire to assign to Assignee, as of the Effective Date (as defined below), all of their respective right, title and interest in, to and under the Lease and the Sublease, and Assignee desires to receive from SNAC and Centris such assignment and to assume each and all of the obligations of SNAC and Centris as under the Lease and Sublease to be performed following the Effective Date.

NOW THEREFORE, in consideration of the promises and conditions contained herein, the parties hereto do hereby agree as follows:

1.             Assignments. SNAC hereby assigns and transfers to Assignee all of its right, title and interest in, to and under the Lease, effective as of the Effective Date. Centris hereby assigns and transfers to Assignee all of its right, title and interest in, to and

1

under the Lease, effective as of the Effective Date. Centris hereby assigns and transfers to Assignee all of its right, title and interest in, to and under the Sublease, effective as of the Effective Date

2.             Assumption. Assignee hereby assumes, effective as of the Effective Date, all obligations of (i) SNAC as landlord and tenant under the Lease, and (ii) Centris as sublandlord under the Sublease, arising from and after the Effective Date, and agrees to be bound by and perform all of SNAC’s and Centris’ covenants, duties and obligations arising thereunder from and after the Effective Date. Notwithstanding the foregoing, Assignee shall have no obligation, liability or responsibility for any liability, cost, expense or obligation of Assignor under the Lease or the Sublease arising prior to the Effective Date, or attributable to such period.

3.             Indemnification by Assignor. Each of SNAC and Centris, for itself, its (past and present) officers, directors, members, shareholders, attorneys, legal representatives, and constituent parent, subsidiary and affiliate corporations and each of their past and present partners, officers, agents and employees, and each of their successors and assigns (collectively, the “Assignor Parties”) hereby jointly and severally indemnifies, defends and holds Assignee (and each of the Assignee Parties (as defined below)) wholly free and harmless from and against any and all claims, demands, obligations, duties, liabilities, damages, expenses, indebtedness, debts, breaches of contract, duty or relationship, acts, omissions, misfeasance, malfeasance, causes of action, sums of money, accounts, compensation, contracts, controversies, promises, damages, costs, losses and remedies therefor, causes of action, rights of indemnity or liability of any type, kind, nature, description or character whatsoever, and irrespective of how, why or by reason of what facts, whether known or unknown, whether heretofore now existing or hereafter arising, whether liquidated or unliquidated related to the Lease, the Sublease or the Property (collectively, “Claims”) which Assignee may incur or which may be asserted against Assignee by reason of any alleged obligation or undertaking of SNAC and/or Centris under the Lease and/or the Sublease, which Claims arise from events occurring prior to the Effective Date.

4.             Indemnification by Assignee. Assignee for itself, its (past and present) officers, directors, members, shareholders, attorneys, legal representatives, and constituent parent, subsidiary and affiliate corporations and each of their past and present partners, officers, agents and employees, and each of their successors and assigns (collectively, the “Assignee Parties”) hereby indemnifies, defends and holds Assignor (and each of the Assignor Parties) wholly free and harmless from and against any and all Claims which Assignor may incur or which may be asserted against Assignor by reason of any alleged obligation or undertaking of Assignee under the Lease and/or the Sublease, which Claims arise from events occurring on or after the Effective Date.

2

5.             Successors and Assigns. This Assignment shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns.

6.             Attorneys’ Fees. If any dispute should arise between the parties hereto regarding the terms or subject matter of this Assignment or the enforcement or breach of such terms, then the party prevailing in such dispute, whether by out-of-court settlement or final judicial determination, shall be entitled to recover from the non-prevailing party all costs and expenses of such dispute incurred by such prevailing party, including, without limitation, reasonable attorneys’ fees.

7.             Interpretation. This Assignment shall be construed and enforced in accordance with the laws of the State of Florida.

8.             Merger. It is the intention of the parties hereto that the interests of Assignee under the Lease and the Sublease merge, such that the Lease shall hereafter be of no further force or effect and the Sublease shall be deemed a direct lease between LaserTron, as Tenant, and Assignee, as landlord and owner of the Property.

(Signature page follows)

3

IN WITNESS WHEREOF, the undersigned have executed this Assignment on the date first above written.

“CENTRIS”		Executed in the presence of:

CENTRIS, INC.
a Florida corporation		/s/ Richard M. Mogerman
		Print Name:	Richard M. Mogerman
By:	/s/ Jules Ross

Name:	Jules Ross	/s/ Joy Marquis
		Print Name:	Joy Marquis
Title:	Vice President

“SNAC”		Executed in the presence of:

SECOND NATIONAL ACCEPTANCE CORP.,
a Florida corporation		/s/ Richard M. Mogerman
		Print Name:	Richard M. Mogerman
By:	/s/ Jules Ross

Name:	Jules Ross	/s/ Joy Marquis
		Print Name:	Joy Marquis
Title:	Vice President

“ASSIGNEE”		Executed in the presence of:

FESTIVAL FUN PARKS, LLC,
a Delaware limited liability company

FEC Holding Company, Inc. its sole member

By:	/s/ Mark C. Monaco	/s/ Jean-Pierre Lachance
		Print Name:	Jean-Pierre Lachance
Name:	Mark C. Monaco

Title:	Vice President	/s/ Doug Trussler
		Print Name:	Doug Trussler

4

STATE OF Florida	:
:
COUNTY OF Broward	:

The foregoing instrument was acknowledged before me this 10th day of JULY, 1998, by Jules Ross, the Vice President of Centris, Inc. a Florida corporation, who is personally known to me or who produced                                            as identification.

Notary Seal and Commission	/s/ Richard M. Mogerman
Stamp	Print Name:	Richard M. Mogerman
NOTARY PUBLIC
My Commission Expires:
OFFICIAL NOTARY SEAL
RICHARD M. MOGERMAN
NOTARY PUBLIC STATE OF FLORIDA
COMMISSION NO. CC569344
MY COMMISSION EXP. JULY 15, 2000

STATE OF Florida	:
:
COUNTY OF Broward	:

The foregoing instrument was acknowledged before me this 10th day of July, 1998, by Jules Ross, the Vice President of Second National Acceptance Corp., a Florida corporation, who is personally known to me or who produced                                              as identification.

Notary Seal and Commission	/s/ Richard M. Mogerman
Stamp	Print Name:	Richard M. Mogerman
NOTARY PUBLIC
My Commission Expires:

OFFICIAL NOTARY SEAL
RICHARD M. MOGERMAN
NOTARY PUBLIC STATE OF FLORIDA
COMMISSION NO. CC569344
MY COMMISSION EXP. JULY 15, 2000

STATE OF New York	:
:
COUNTY OF Nassau	:

The foregoing instrument was acknowledged before me this 20th day of July, 1998, by Mark C. Monaco, the                                              of Festival Fun Parks, LLC, a Delaware limited liability company, who is personally known to me or who produced                                              as identification.

Notary Seal and Commission	/s/ Ellen S. Wissemann
Stamp	Print Name:	Ellen S. Wissemann
NOTARY PUBLIC
	My Commission Expires:	7/28/99

ELLEN S. WISSEMANN

NOTARY PUBLIC, STATE OF NEW YORK

NO. 01WI5082656

QUALIFIED IN NASSAU COUNTY

COMMISSION EXPIRES JULY 28, 1999

5

EXHIBIT “A”

LEGAL DESCRIPTION OF PROPERTY

6

WILLIAMS HATFIELD AND STONER, INC.
2101 NORTH ANDREWS AVENUE, SUITE 300 · ENGINEERS PLANNERS LAND SURVEYORS · FT. LAUDERDALE, FLORIDA

SKETCH AND DESCRIPTION
LASERTRON SITE

1" = 30'
S 87°49'00" W
125.00'
EXISTING BUILDING
S 02°11'00" E
80.00'
7,500 SQUARE FEET
N 02°11'00" W
80.00'
N 87°49'00" E
125.00'
POINT OF BEGINNING
N 02°11'00" W
334.40'
PARCEL "A"
DANIA OFFICE PARK
PLAT BOOK 130 PAGE 29
BROWARD COUNTY RECORDS
BRYAN ROAD
S.E. CORNER
PARCEL "A"
DANIA OFFICE PARK
POINT OF COMMENCEMENT
S 87°49'00" W
659.23'
SOUTH LINE PARCEL "A"
TIGERTAIL BLVD.

SHEET 1 OF 2.

NOT VALID WITHOUT THE SIGNATURE AND THE ORIGINAL RAISED SEAL OF A FLORIDA LICENSED SURVEYOR AND MAPPER. # 4375 KEITH R. SANDERS

CERTIFICATE

THIS IS TO CERTIFY THAT THE SKETCH SHOWN HEREON AND THE ATTACHED DESCRIPTION IS ACCURATE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF AND DOES NOT REPRESENT A FIELD SURVEY. I FURTHER CERTIFY THAT THIS SKETCH AND DESCRIPTION MEETS THE MINIMUM TECHNICAL STANDARDS SET FORTH UNDER RULE 61G17-6 F.A.C. ADOPTED BY THE FLORIDA BOARD OF LAND SURVEYORS, SEPTEMBER 1, 1981

KEITH R. SANDERS, PROFESSIONAL SURVEYOR AND MAPPER NO. 4375, STATE OF FLORIDA

REVISIONS	DATE	BY

DATE OF SURVEY	DRAWN BY	CHECKED BY	MANAGER
6/16/97	KRS	KRS	CRS

SKETCH NO. 4169-00

AMENDMENT TO LEASE AGREEMENT

This Amendment to Lease Agreement (“Amendment”) is dated this 29th day of July, 1998, by and between Second National Acceptance Corp. (the “Lessor”) and Batter-Up of South Florida, Inc. (the “Lessee”).

RECITALS

WHEREAS, Lessor and Lessee entered into that certain Lease Agreement dated January, 1992 (the “Lease”);

WHEREAS Lessor and Lessee desire to amend the Lease by substituting the attached Exhibit B for the Exhibit B originally attached to the Lease; and

WHEREAS Lessor and Lessee desire to reform the Lease so that all references to Exhibit B contained therein conform to the new Exhibit B;

WHEREAS Lessor and Lessee desire to further reform the Lease to change and substitute parties therein;

WITNESSETH

NOW, THEREFORE, in consideration of the mutual promises, covenants and undertakings and other good and valuable consideration, the adequacy of which is hereby acknowledged, it is agreed:

1.                                       The above recitals are true and correct and incorporated herein by reference.

2.                                       The Exhibit B attached hereto shall be substituted for the original Exhibit B attached to the Lease.

3.                                       All references to and statements regarding Exhibit B contained in the Lease are hereby amended to conform to the new Exhibit B attached hereto.

4.                                       Concurrently with the execution of this Amendment, Lessor is assigning the Lease, as amended by this Amendment, to Festival Fun Parks, L.L.C., a Delaware limited liability company (“FFP”). Lessee hereby consents to said assignment and agrees to attorn to FFP and recognize FFP as Lessor under the Lease. The Lessee shall release original Lessor and Guarantors from all obligations under the Lease.

5.                                       The Exhibit I attached hereto, comprised of pages 8 through and including 11, as amended therein, are incorporated herein. The amended paragraphs under the Lease are 17, 18, 19, 20 and 22.

1

6.             In all other respects, the Lease remains unchanged, in full force and effect, and ratified by the undersigned.

IN WITNESS WHEREOF, the parties hereto have set their hands and seal this day and year first written above.

WITNESSES:		Batter-Up of South Florida, Inc.
/s/ [ILLEGIBLE]		By:	/s/ [ILLEGIBLE]
(print name)	[ILLEGIBLE]	Its:	President
[ILLEGIBLE]

(print name)

Second National Acceptance Corp.
/s/ [ILLEGIBLE]		By:	/s/ [ILLEGIBLE]
(print name)	[ILLEGIBLE]	Its:	Vice President

(print name)

2

W/C TRI-COUNFY for:

9056035

Lawyers Land Title Co.

312 Southeast 17th St. Second Floor

Ft. Lauderdale, FL 33316

MAIL ALL TAX STATEMENTS TO:

Festival Fun Parks, LLC

104 West Anapamu Street, Suite G

Santa Barbara, CA 93101

SPACE ABOVE THIS LINE RESERVED FOR RECORDER’S USE

ASSIGNMENT AND ASSUMPTION OF LEASE

THIS ASSIGNMENT AND ASSUMPTION OF LEASE (this “Assignment”) is made and entered into on the 29th day of July, 1998 (the “Effective Date”), by and between MITEY MITE RACE TRACKS, INC., a Florida corporation (“Assignor”), and FESTIVAL FUN PARKS, LLC, a Delaware limited liability company (“Assignee”), with reference to the following facts:

A.            Assignor is the tenant under that certain Amended and Restated Lease dated April 1, 1997 entered into by and between Assignor and ERNEST KLATT and VIOLET KLATT (“Landlord”), as amended by that certain First Amendment to Amended and Restated Lease entered into between Assignor and Landlord as of the date but prior to the execution hereof (as amended, the “Lease”), for the lease of certain real property located in the City of Dania, County of Broward, State of Florida, and more particularly described on Exhibit “A” attached hereto (the “Property”).

B.            Assignor desires to assign to Assignee, as of the Effective Date (as defined below), all of its right, title and interest in, to and under the Lease, and Assignee desires to receive from Assignor such assignment and to assume each and all of the obligations of Assignee as tenant under the Lease to be performed following the Effective Date.

NOW THEREFORE, in consideration of the promises and conditions contained herein, the parties hereto do hereby agree as follows:

1.             Assignment.  Assignor hereby assigns and transfers to Assignee all of its right, title and interest in, to and under the Lease, effective as of the Effective Date.

2.             Assumption.  Assignee hereby assumes, effective as of the Effective Date, all obligations of Assignor as Tenant under the Lease whether arising before or after the Effective Date and agrees to be bound by and perform all of Tenant’s covenants, duties and obligations arising thereunder. Notwithstanding the assignment and assumption herein, Assignor acknowledges that it is and shall continue to be primarily liable for the performance

1

of all of Tenant’s covenants, duties and obligations under the Lease and nothing herein shall be construed as a release of Assignor with respect to such covenants, duties and obligations. Assignor acknowledges and agrees that the Lease is in full force and effect, that the Landlord is not in default thereunder and that there are no defenses or offsets to the Tenant’s obligations under the Lease.

3.             Indemnification by Assignor.  Assignor for itself, its (past and present) officers, directors, members, shareholders, attorneys, legal representatives, and constituent parent, subsidiary and affiliate corporations and each of their past and present partners, officers, agents and employees, and each of their successors and assigns (collectively, the “Assignor Parties”) hereby indemnifies, defends and holds Assignee (and each of the Assignee Parties (as defined below)) wholly free and harmless from and against any and all claims, demands, obligations, duties, liabilities, damages, expenses, indebtedness, debts, breaches of contract, duty or relationship, acts, omissions, misfeasance, malfeasance, causes of action, sums of money, accounts, compensation, contracts, controversies, promises, damages, costs, losses and remedies therefor, causes of action, rights of indemnity or liability of any type, kind, nature, description or character whatsoever, and irrespective of how, why or by reason of what facts, whether known or unknown, whether heretofore now existing or hereafter arising, whether liquidated or unliquidated related to the Lease or the Property (collectively, “Claims”) which Assignee may incur or which may be asserted against Assignee by reason of any alleged obligation or undertaking of Assignor as tenant under the Lease, which Claims arise from events occurring prior to the Effective Date.

4.             Indemnification by Assignee. Assignee for itself, its (past and present) officers, directors, members, shareholders, attorneys, legal representatives, and constituent parent, subsidiary and affiliate corporations and each of their past and present partners, officers, agents and employees, and each of their successors and assigns (collectively, the “Assignee Parties”) hereby indemnifies, defends and holds Assignor (and each of the Assignor Parties) wholly free and harmless from and against any and all Claims which Assignor may incur or which may be asserted against Assignor by reason of any alleged obligation or undertaking of Assignee as Tenant under the Lease, which Claims arise from events occurring on or after the Effective Date.

5.             Successors and Assigns. This Assignment shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns.

6.             Attorneys’ Fees. If any dispute should arise between the parties hereto regarding the terms or subject matter of this Assignment or the enforcement or breach of such terms, then the party prevailing in such dispute, whether by out-of-court settlement or final judicial determination, shall be entitled to recover from the non-prevailing party all costs and expenses of such dispute incurred by such prevailing party, including, without

2

limitation, reasonable attorneys’ fees, whether incurred before, during or after trial, on appeal or in conjunction with administrative, post judgment, or bankruptcy proceedings.

7.              Interpretation.  This Assignment shall be construed and enforced in accordance with the laws of the State of Florida.

(Signature page follows)

3

IN WITNESS WHEREOF, the undersigned have executed this Assignment on the date first above written.

“ASSIGNOR”		Executed in the presence of:

MITEY MITE RACE TRACKS, INC.,
a Florida corporation		/s/ Richard. M. Mogerman
		Print Name:	RICHARD. M. MOGERMAN
By:	/s/ Jules Ross

Name:	Jules Ross	/s/ Jean Viverito
		Print Name:	Jean Viverito
Title:	Vice President

“ASSIGNEE”		Executed in the presence of:

FESTIVAL FUN PARKS, LLC,
a Delaware limited liability company

By:	FEC Holding Company, Inc.
a sole member
	/s/ Mark C. Monaco	/s/ Jean-Pierre Lachance
		Print Name:	Jean-Pierre Lachance
Name:	MARK C. MONACO

Title:	Vice President	/s/ Doug Trussler
		Print Name:	DOUG TRUSSLER

4

CONSENT OF LANDLORD

The undersigned Landlord hereby consents to the foregoing Assignment and Assumption of Lease.

Dated: July 29, 1998

LANDLORD:	Executed in the presence of:

/s/ Ernest Klatt	/s/ M. Larche
Ernest Klatt a/k/a Ernest	Print Name:	Megan Larche
F. Klatt

/s/ JUDITH LYNN JOCIS
	Print Name:	JUDITH LYNN JOCIS

/s/ Violet Klatt	/s/ M. Larche
Violet Klatt	Print Name:	Megan Larche

/s/ JUDITH LYNN JOCIS
	Print Name:	JUDITH LYNN JOCIS

5

STATE OF FLORIDA	:
:
COUNTY OF BROWARD	:

The foregoing instrument was acknowledged before me this 27th day of July, 1998, by Jules Ross, the Vice President of Mitey Mite Race Tracks, Inc., a Florida corporation, who is personally known to me or who produced                      as identification.

Notary Seal and Commission		/s/ Richard M. Mogerman
Stamp	OFFICIAL NOTARY SEAL	Print Name:	RICHARD M. MOGERMAN
	RICHARD M. MOGERMAN	NOTARY PUBLIC
	NOTARY PUBLIC STATE OF FLORIDA	My Commission Expires:
COMMISSION NO. CC569344
MY COMMISSION EXP. JULY 15, 2000

STATE OF New York	:
:
COUNTY OF Nassau	:

The foregoing instrument was acknowledged before me this 20th day of July, 1998, by Mark C. Monaco, the                      of Festival Fun Parks, LLC, a Delaware limited liability company, who is personally known to me or who produced                               as identification.

Notary Seal and Commission	/s/ Ellen S. Wissemann
Stamp	Print Name:	Ellen S. Wissemann
NOTARY PUBLIC
	My Commission Expires:	7/28/99

ELLEN S. WISSEMANN

NOTARY PUBLIC, STATE OF NEW YORK

NO. 01W15062656

QUALIFIED IN NASSAU COUNTY

COMMISSION EXPIRES JULY 28, 1999

6

STATE OF FLORIDA	:
:
COUNTY OF PALM BEACH	:

The foregoing instrument was acknowledged before me this 21 day of July, 1998, by ERNEST KLATT, who is personally known to me.

Notary Seal and Commission	/s/ Judith Lynn Jocis
Stamp	Print Name:	JUDITH LYNN JOCIS
NOTARY PUBLIC
My Commission Expires:

STATE OF FLORIDA	:
:
COUNTY OF PALM BEACH	:

The foregoing instrument was acknowledged before me this 21 day of July, 1998, by VIOLET KLATT, who is personally known to me.

Notary Seal and Commission	/s/ Judith Lynn Jocis
Stamp	Print Name:	JUDITH LYNN JOCIS
NOTARY PUBLIC
My Commission Expires:

7

WILLIAMS, HATFIELD AND STONER, INC.

2312 WILTON DRIVE | ENGINEERS • PLANNERS • SURVEYORS | FORT LAUDERDALE, FLORIDA

SKETCH AND DESCRIPTION

TIGERTAIL BLVD.
LOT 7
TIGERTAIL GROVE
RESUBDIVISION
PLATBOOK 30–20
B.C.R.
7.83 ACRES
I–95 (STATE ROAD 9)
LOT 8
1"=100'
WEST DANIA BEACH BLVD.

DESCRIPTION

LOT 7
TIGERTAIL GROVE RESUBDIVISION
as recorded in platbook 30 page 20
of the public records of Broward County, Florida.
Together with:
That portion of Tigertail Blvd. lying north of and adjacent to said Lot 7; Less the north 7.5 feet thereof.

SEAL

CERTIFICATE

[illegible]

Keith R. Sanders

1/11/94

MRS

RES

KRS

SU-14414

EXHIBIT “A”

8